          TABLE OF CONTENTS

                                 Page
  Fees and Expenses.............   2
  Financial Highlights..........   2
  Who Should Invest in the
   Fund?........................   3
  The Fund and Its Objective....   3
  How to Buy Shares.............   6
  How to Redeem Shares..........   9
  Free Repurchase...............   9
  Systematic Withdrawal Plan....   9
  Direct Deposits...............   9
  How Fund Shares are Priced....  10
  Taxes.........................  10
  Yield.........................  11
  Management of the Fund........  11
  Distributor...................  12
  Multiple Class Distribution...  13
  Description of Shares.........  13
  Custodian and Transfer Agent..  14
  Counsel and Auditors..........  14
  Additional Information........  14


                                     LOGO

THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUNDSM (THE "FUND") IS A SERIES OF FLAGSHIP ADMIRAL FUNDS INC.SM (THE "CORPORATION") A SERIES, OPEN-END, DIVERSIFIED MUTUAL FUND WITH FIVE SERIES OUTSTANDING. THE FUND SEEKS TO PROVIDE TOTAL RETURN THROUGH A COMBINATION OF GROWTH AND INCOME FROM INVESTING IN EQUITY AND/OR DEBT SECURITIES AND PRESERVATION OF CAPITAL IN DECLINING MARKETS. THE FUND WILL ATTEMPT TO PROVIDE TOTAL RETURN IN EXCESS OF THE RATE OF INFLATION OVER THE LONG TERM (THREE TO FIVE YEARS). NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS OBJECTIVE. THE FUND MAY INVEST IN EQUITY SECURITIES TRADED ON ANY NATIONAL STOCK EXCHANGE OR NASDAQ OR IN DEBT SECURITIES THAT ARE RATED "A" OR BETTER BY MOODY'S OR S&P, OR IF UNRATED, OF EQUIVALENT QUALITY, AS WELL AS EQUITY AND DEBT SECURITIES OF NON-UNITED STATES ISSUERS AND AMERICAN DEPOSITARY RECEIPTS. THE FUND MAY INVEST ITS ASSETS IN ANY COMBINATION OF SECURITIES AND IS NOT LIMITED WITH RESPECT TO THE PROPORTION INVESTED IN ANY CATEGORY.

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On July 16, 1996, Flagship Resources Inc. ("Flagship"), parent of Flagship Financial Inc., the Manager for the Fund, signed an Agreement and Plan of Merger with The John Nuveen Company, pursuant to which Flagship shall be merged with and into The John Nuveen Company. The transaction is expected to close on or about December 31, 1996. Your board of directors has approved the transaction, which is contingent upon stockholder approval of new advisory agreements. It is anticipated that after the transaction, the same management team will continue to manage the Fund, and there will be no material changes in portfolio investment objectives or policies.

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                             Account Information:
                          toll free at 1-800-543-8721

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This Prospectus sets forth concisely the information about the Fund that you should know before investing in shares of the Fund. A Statement of Additional Information dated October 24, 1996, containing additional information about the Fund has been filed with the Securities and Exchange Commission, and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by telephoning or writing to the Fund. Please read and retain this Prospectus for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

October 24, 1996

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FEES AND EXPENSES

                                            ANNUAL FUND OPERATING EXPENSES AFTER
                   SHAREHOLDER TRANSACTION      FEE WAIVERS & REIMBURSEMENT
                           EXPENSE                     ARRANGEMENTS*
                   ------------------------ --------------------------------------
                                                                                   Total Fund
                                                                                   Operating
                     Maximum                                                        Expenses
                    Front End     Maximum                                           Without
                    Sales Load     CDSL                                 Total Fund Waiver Or
                    Imposed On  Imposed on  Management 12b-1    Other   Operating  Reimburse-
                    Purchases    Purchases     Fee      Fee    Expenses  Expenses     ment
                   ------------ ----------- ---------- -----   -------- ---------- ----------
Class A Shares        4.20%        N/A         .74%     .30%     .16%      1.20%      1.30%
Class B Shares(d)     N/A          5.0(a)      .74      .85(c)   .16       1.75       1.85
Class C Shares(d)     N/A          1.0(b)      .74      .85(c)   .16       1.75       1.85
Class R Shares(d)     N/A          N/A         .74      .00      .16        .90        .90
                               EXAMPLE OF EXPENSES
                   -------------------------------------------------
                             An Investor in the Fund
                    Would Pay the Following Dollar Amount of
                    Expenses on a $1,000 Investment Assuming
                     (1) 5% Annual Return and (2) Redemption
                            at the End of Each Period
                   -------------------------------------------------
                    1 YEAR      3 YEARS     5 YEARS      10 YEARS
                   ----------- ----------- ------------ ------------
Class A Shares      $      54          $78        $105          $181
Class B Shares(d)          69           99         118           192
Class C Shares(d)          28           55          95           206
Class R Shares(d)           9           29          50           111

* Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. The Adviser has agreed to waive a portion of its fees to the extent total fund operating expenses exceed the above stated amount. Persons who indirectly purchase Fund shares through intermediaries may pay fees charged by such intermediaries in addition to the expenses and fees of the Fund shown above.
--------
(a) No initial sales load; contingent deferred sales charge of 5% declining to 1% in the 6th year if redeemed. Class B expenses in years 9 through 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years. If you did not redeem, the example of expenses would be $52, $44, and $24 less in years 1, 3 and 5 respectively.

(b) No initial sales load; 1% contingent deferred sales charge if redeemed within 1 year of purchase. Example of expenses would be $10 less in year 1 if no redemption occurs.

(c) Of this amount, 0.75% is an asset based sales charge and 0.10% is a service fee.

(d) Scheduled to commence operations in 1996 through 1997. These amounts are based on estimates and assume management fee waiver. In addition, the Manager has agreed to reimburse the Fund for any initial period total fund operating expenses in excess of the above. No reimbursement is currently indicated.

The preceding table is meant to assist an investor in understanding the various costs and expenses that may directly or indirectly be incurred as a result of an investment in the Fund. As indicated in the expense table, the Fund utilizes a declining sales load for Class A Shares, a contingent deferred sales load ("CDSL") for Class B and Class C Shares and a no-fee, no-load structure for institutional investors for Class R Shares. Class R Shares are subject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C stockholders could pay more than the economic equivalent of the maximum front-end sales charge for Class A Shares. Class B Shares automatically convert to Class A Shares after eight years. The Fund's 12b-1 plan and management fee are more fully described herein. These expenses should not be considered a representation of past or future expenses as actual expenses may be greater or less than those shown.

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FINANCIAL HIGHLIGHTS

The following data have been derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors whose reports and related notes appear in the Statement of Additional Information.

The following table provides per share income and capital changes for a share of capital stock of the Fund outstanding from July 1, 1991 (commencement of operations), to June 30, 1996. Class B, Class C, and Class R Shares were not offered to the public during the fiscal year.

                     INCOME FROM INVESTMENT OPERATIONS          LESS DISTRIBUTIONS
                    ----------------------------------- ----------------------------------
          NET ASSET                                                Distri-                  NET
            VALUE     Net    Net Realized &             Dividends  butions                 ASSET
  YEAR    BEGINNING Invest-    Unrealized    TOTAL FROM (From Net   (From  Returns  TOTAL  VALUE
 ENDED       OF       ment     Gain (Loss)   INVESTMENT Investment Capital   of    DISTRI- END OF Total*
JUNE 30,   PERIOD    Income   on Securities  OPERATIONS  Income)   Gains)  Capital BUTIONS PERIOD Return
--------  --------- -------- --------------- ---------- ---------- ------- ------- ------- ------ ------
1992       $15.00     $.87        $ .90        $1.77       $.87     $.02     $--    $ .89  $15.88 11.91%
1993        15.88      .76         2.05         2.81        .75      .13      --      .88   17.81 18.09
1994        17.81      .66         (.89)        (.23)       .66      .25      --      .91   16.67 (1.49)
1995        16.67      .69         1.94         2.63        .68      .35      --     1.03   18.27 16.55
1996        18.27      .73          .61         1.34        .74     1.31      --     2.05   17.56  7.76
                 RATIOS/SUPPLEMENTAL DATA
          --------------------------------------
                             Ratio of
                   Ratio of    Net
                   Expenses Investment
            Net       to      Income
  YEAR     Assets  Average  to Average Portfolio
 ENDED     End of    Net       Net     Turnover
JUNE 30,   Period   Assets    Assets     Rate
--------- -------- -------- ---------- ---------
1992      $124,563   1.09%     5.51%     10.48%
1993       179,209   1.02      4.44      38.42
1994       188,747    .96      3.70      30.64
1995       191,473   1.04      4.05      48.46
1996       184,307   1.06      4.01      83.17

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* Prior to June, 1991, the Fund was organized as a Master Trust, with its common and collective trust funds (the "Predecessor Funds") held at Citizens Federal Bank, F.S.B. These Predecessor Funds were advised by the Fund's investment adviser, James Investment Research, Inc., using investment objectives, policies and strategies substantially similar to those used in managing the Fund. The Predecessor Funds' returns for the years ended June 30, 1985 through June 30, 1991 were 20.35%, 33.73%, 17.73%, 16.53%, 10.37%,
  6.49% and 8.24% respectively. This performance represents a compounded annual return of 15.7%. The prior returns of the Predecessor Funds should not be interpreted as the historical performance of the Fund.

 The total returns for either the Predecessor Funds or the Fund should not be interpreted as indicative of the Fund's future performance.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

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WHO SHOULD INVEST IN THE FUND?

The Fund is specially designed for investors who seek total return from investments in equity and debt securities and who also seek capital preservation in declining markets. The Fund's investment adviser expects to invest in securities that make the Fund a suitable investment for individuals wishing to make long-term investments, Individual Retirement Accounts, Keogh Plans and other retirement or pension oriented plans, trusts or accounts. The Fund's shares are offered to individuals or entities which are customers of a securities dealer affiliated with Citizens Federal Bank, F.S.B., ("Citizens Federal") or trust customers of Citizens Federal.

The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum initial investment. Its shares are sold at a public offering price that is equal to the net asset value per share plus a sales charge through affiliated securities dealers of Citizens Federal. Shares are sold at net asset value to investors through trust accounts at Citizens Federal. Shares redeemable without any redemption charge. In addition, the Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") that permits the Fund to spend up to .40% annually of its average daily net assets for certain expenses related to the distribution of its shares (see "The Distributor"). The Fund expects to pay dividends quarterly.

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THE FUND AND ITS OBJECTIVE

The Fund's investment objective is to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets. The Fund's investment objective is a fundamental policy that cannot be changed without authorization by a vote of a majority of the outstanding shares of the Fund. The Fund will seek to provide total return in excess of the rate of inflation over the long term (three to five years). The Manager of the Fund is Flagship Financial Inc. (the "Manager"), and the Investment Adviser is James Investment Research, Inc. (the "Adviser").

To accomplish the foregoing investment objective, the Fund intends to invest its assets in a portfolio consisting of equity securities traded on a national securities exchange or NASDAQ; high grade debt securities rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), or unrated securities determined by the Adviser to be of equivalent quality; securities issued or guaranteed by the United States government or its agencies or instrumentalities; equity and dollar denominated debt securities of non-United States issuers; United States domiciled closed-end mutual funds which invest in the securities of non-United States issuers; preferred stock rated "A" or better; and convertible securities including convertible bonds, which shall be treated as equity and not debt securities for purposes of determining investment quality.

INVESTMENT STRATEGY

The Adviser does its own research using quantitative databases and statistical expertise. It utilizes a number of elements to help predict future stock and bond price movements. When selecting equity securities, the Adviser focuses on value, neglect or limited following by Wall Street analysts and on management commitment and assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations to identify stocks which it considers undervalued.

The Adviser expects that the fixed income portion of the Fund portfolio will consist primarily of U.S. Treasury securities or high grade corporate bonds. In addition, when the Adviser believes that interest rates will fall, it expects that it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds.

Under normal market conditions, the Adviser expects that the Fund will hold both debt and equity securities, the proportions of which are not fixed and may invest up to 90% of its assets in either debt or equity securities and, for temporary defensive purposes, may invest up to 100% of its assets in short term U.S. Government or high quality money market instruments or repurchase agreements collateralized by such securities or any other security of equivalent quality deemed appropriate. The Adviser expects that the bulk of the portion of the Fund's assets invested in equities will be invested in New York Stock Exchange listed equity securities, but the bulk of the Fund's assets could consist of American Stock Exchange and over-the-counter traded equity securities in appropriate circumstances, such as when they are determined to be undervalued by the Adviser. The Fund may also invest in closed-end funds which invest in the securities of non-United States issuers, foreign equity securities, or American

Depositary Receipts of such securities. See "Non-United States Securities." The Fund may invest in the following types of securities in any proportion: convertible preferred and common stocks, long and short term debt securities, money market instruments, repurchase agreements, and "when issued" securities of any of the above, as well as new types of securities that may be created in the future, but will do so only to the extent such investment is compatible with its investment objective. The Fund may invest in debt obligations of any maturity and will select such investments consistent with its anticipated needs for liquidity to meet redemptions.

The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, "A" or better by either Moody's, or S&P, respectively or other issues believed by the Adviser to be of at least comparable quality. Securities rated A are judged by Moody's to be upper medium grade obligations, security for principal and interest of which are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. S&P believes debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

The Fund may invest up to 10% of its assets in money market funds or closed-end funds (which invest in the securities of non-United States issuers) which are registered investment companies, subject to the requirements of applicable law. Such investments could result in stockholders paying duplicate or multiple fees, as such money market or closed-end funds incur expenses similar to those of the Fund. The Adviser will only invest in money market funds or closed-end funds when it believes the yields on such funds are beneficial even including multiple fees. Risks associated with investment in the securities of non-United States issuers and closed-end funds which invest in the securities of non-United States issuers are discussed below under "Non-United States Securities."

AMERICAN DEPOSITARY RECEIPTS

American Depositary Receipts (ADR's) represent interests in underlying equity securities of non-United States issuers which do not trade directly in the United States. ADR programs may be sponsored by the issuers or unsponsored, that is, organized without the issuer's assistance. Generally, the underlying equity securities are deposited with a bank or other financial institution and the ADR is traded, representing an interest in the shares on deposit and entitling the owner of the ADR to interest and dividend income from the shares pursuant to the contractual arrangements relating to the ADR program. ADR's often trade at a lower price than the underlying security and may be less liquid, but at the same time provide a potential for greater yields.

NON-UNITED STATES SECURITIES

The Fund may invest up to 30% of its assets in securities issued by non-United States issuers and up to 10% of its assets in investment companies including closed-end funds which invest in the securities of non-United States issuers. Investments in securities of non-United States issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities denominated or quoted in currencies other than the U.S. dollar will have their value affected by changes in foreign currency exchange rates and such changes may affect unrealized appreciation or depreciation, although the Fund will attempt to hedge such risks. See "Hedging". With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a non-United States company than about a United States company, and such a company may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Non-United States securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many non-United States companies are less liquid and their prices more volatile than securities of comparable United States companies. Transaction costs on non-United States securities markets are generally higher than in the United States and settlement procedures are often not as regulated as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-United States courts than with respect to domestic issuers in United States courts.

Dividend and interest income from non-United States securities will generally be subject to withholding taxes by the country in which the issuer is located and the Fund will not be able to pass through to its stockholders foreign tax credits or deductions with respect to these taxes.

OTHER POLICIES

Among other things, the Fund may not make loans (other than repurchase agreements), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities pursuant to Securities and Exchange Commission ("SEC") requirements and the exchanges on which such securities are traded; invest more than 25% of the value of its assets in one industry; or issue securities senior to its stock.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements and may invest up to 5% of its assets in repurchase agreements longer than seven days in order to realize additional income. Repurchase agreements are generally agreements under which the Fund obtains securities subject to resale to the seller at an agreed upon price and date. The repurchase agreement must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. There are certain risks associated with such transactions which are described in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

LOANS OF SECURITIES

The Fund may make loans of its portfolio securities in order to realize additional income. All such loans shall be fully collateralized. There are certain risks associated with such transactions which are discussed in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

HEDGING

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to hedging transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these hedging transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

RISKS

Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

BORROWING

The Fund may borrow from time to time on a temporary basis in amounts up to 33 1/3% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Adviser will only cause the Fund to borrow when there is an expectation it will benefit the Funds.

FUNDAMENTAL RESTRICTIONS

The Fund as a whole has adopted a number of fundamental investment restrictions, which may not be changed without the approval of its stockholders. These restrictions are set forth in the Statement of Additional Information. Other than such restrictions and the fundamental objective above, the Fund has no investment policies which it considers fundamental.

RESTRICTED SECURITIES

The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Due to the illiquid nature of restricted securities, if the Funds were forced to sell such securities, it might have to do so at a disadvantageous price.

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HOW TO BUY SHARES

Shares of the Fund are offered continuously at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund plus any applicable sales charge. The sales charge, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B and Class C Shares). The Class R Shares are designed for institutional investors and are sold at net asset value with no front-end sales load, no contingent deferred sales load and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C or Class R Shares. All purchase orders that fail to specify a Class will automatically be invested in Class A Shares.

Four classes of shares, Class A Shares, Class B Shares, Class C Shares and Class R Shares are authorized for the Fund. They are described fully in the SAI. The following table shows the total sales charges or underwriting discounts and dealer concessions for each amount.

CLASS A SHARES


                                    TOTAL SALES CHARGE
                              ------------------------------ DEALER CONCESSION OR AGENCY
     SIZE OF TRANSACTION      PERCENTAGE OF   PERCENTAGE OF   COMMISSION AS PERCENTAGE
   AT PUBLIC OFFERING PRICE   OFFERING PRICE NET ASSET VALUE      OF OFFERING PRICE
----------------------------------------------------------------------------------------
       Less than $   50,000        4.20%          4.38%                 3.70%
   $   50,000 to $  100,000        4.00           4.18                  3.50
   $  100,000 to $  250,000        3.50           3.65                  3.00
   $  250,000 to $  500,000        2.50           2.61                  2.00
   $  500,000 to $1,000,000        2.00           2.09                  1.50
   $1,000,000 to $2,000,000         .50            .52                   .30

CLASS B SHARES

Class B Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee. Class B Shares are subject to a declining contingent deferred sales load ("CDSL") if you redeem your shares within six years from the purchase date. This CDSL charge is 5%, 4%, 4%, 3%, 2% and 1% for years one through six. Class B Shares automatically convert to Class A Shares at the end of eight years. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.

The Distributor pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B Shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays sales commission of 3.80% of the purchase price to dealers from its own resources at the time of sale.

CLASS C SHARES

Class C Shares are offered at net asset value, without initial sales charge, subject to a continuing 0.95% annual distribution fee (of which .75% is an asset based sales charge and .20% is a service fee) and a CDSL of 1% if redeemed within one year of the purchase date. The first year of the annual distribution fee is paid to the Distributor, and in subsequent years 0.75% is paid to the dealer and 0.20% is paid to the Distributor.

CLASS R SHARES

You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of Flagship and James Investment Research, Inc. and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Flagship Funds Inc. (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum and investments in Class R Shares which have a $1,000,000 minimum. Additional purchases of $100 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A or Class R Shares.

Shares of the Fund are sold to individuals or entities who hold their shares in individual or master trust accounts at Citizens Federal, including Individual Retirement Accounts, Keogh Plans, pension plans, bank and/or savings and loan trust departments, trusts or accounts, including individuals who have signed trust agreements. Such shares are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced"). Purchases may also be made as described below under "Purchase For Trust Accounts Through Dealers." In addition, shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors and employees of the Fund, the Adviser, the Manager, or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such person should request instructions on how to invest or redeem from the Distributor. The Fund reserves the right to reject any order for shares.

PURCHASE FOR TRUST ACCOUNTS THROUGH DEALERS

To purchase shares through a dealer, you should direct your dealer to contact the Distributor to request information on the Fund and on Citizens Federal's process for establishing the necessary trust accounts. The Distributor can be reached toll free at 1-800-414-7447. After establishing an account, an investor may, either directly or through a broker, purchase shares of the Fund. For purchases made through a dealer, that dealer will be designated as the broker of record for those account assets. The public offering price is the Funds's net asset value. Because the Fund determines net asset value daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, the dealer must transmit your request to Citizens Federal prior to such time in order for your order to be executed at the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between the investor and the dealer placing the order.

AUTOMATIC INVESTMENT PLAN

The Fund offers current stockholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On any regular business day between the fifth and twenty-eighth of each month, the amount you specify ($100 minimum) will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Stockholders can change the amount or discontinue their participation in the plan by written notice to Boston Financial ("Stockholders Services Agent") thirty (30) days prior to fund transfer date. Because a sales charge is applied on new shares purchased, it would be disadvantageous to purchase shares while also making systematic withdrawals.

LETTER OF INTENT (RETAIL SHARES ONLY)

A stockholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. Please see the Statement of Additional Information for further details.

Escrow provision: It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the stockholder's account in shares. If the total purchases, less redemptions by the stockholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the stockholder's open account or delivered to the stockholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the stockholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the stockholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the stockholder. The stockholder or his dealer will inform the Stockholder Services Agent that this Letter is in effect each time a purchase is made.

GENERAL

All funds will be fully invested in full and fractional shares. All dividends declared will be paid in the form of additional full and fractional shares at net asset value unless the Fund has received an election in writing from the stockholder to receive such dividends in cash. Such dividends can be deposited electronically into a stockholder's Citizens Federal or other bank account using the Automated Clearing House ("ACH") system. See "Direct Deposits."

The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement.

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HOW TO REDEEM SHARES

Stockholders should advise their financial consultant of their desire to redeem shares. Upon receipt by the Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Neither the Distributor nor the Fund charges a fee or a commission for redemption, except that the Fund may charge a fee for wiring redemption proceeds.

SIGNATURE GUARANTEE

The Stockholder Services Agent may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any eligible guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an eligible guarantor prior to signing.

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FREE REPURCHASE

A stockholder who has redeemed shares may repurchase shares at net asset value without incurring the applicable sales charge. Such a purchase must be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption within one year of the redemption. This feature may be exercised by a stockholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

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SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as specified by the stockholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the stockholder's account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Stockholder Services Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a stockholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The stockholder by written instructions to the Stockholder Services Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Stockholder Services Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Stockholder Services Agent on 60 days' notice in writing to the stockholder in the event that the
Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

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DIRECT DEPOSITS

Stockholders can have dividends or SWP redemption proceeds deposited electronically into their Citizens Federal or other bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the stockholder's bank must be a member of Automated Clearing House. In addition, the stockholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Stockholder Services Agent has received the application and the voided check, such stockholder's designated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a stockholder may terminate participation at any time by written notice to the Stockholder Services Agent.

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HOW FUND SHARES ARE PRICED

For purposes of pricing purchases and redemptions, the net asset value of the Fund is separately determined by Boston Financial as of the close of trading on the New York Stock Exchange on each day that the Exchange is open for business, except for Ohio bank holidays (and will also be computed as of 4:00 p.m. New York time on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfolio securities of the Fund such that the Fund's net asset value per share might be affected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time the determination is made.

Assets of the Fund for which market quotations are readily available are valued at market value. Equity securities are valued at the last sale price on the exchange on which they are traded. If equity securities are not traded that day, they are valued at the mean of the bid and asked prices. Over-the-counter securities are valued at the mean of the bid and asked prices as are listed debt securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC unless conditions indicate otherwise. Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.

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TAXES

The following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for information regarding any state, local or foreign taxes that may be applicable to them.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and satisfy certain other requirements, so that the Fund will not be subject to federal income tax to the extent it distributes all of its net investment income and capital gain to its stockholders at least annually. Stockholders generally will be required to pay federal income taxes on the dividends and distributions they receive from the Fund, whether received in cash or in additional shares of the Fund, and on gains realized upon redemption of their shares.

Following each calendar year, each stockholder will receive information for tax purposes on the dividends and capital gains distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income. Any distribution designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the stockholder's holding period. The Internal Revenue Service requires backup withholding of federal income tax of 31% of the gross amount of ordinary dividends, capital gain dividends, and redemption proceeds paid or credited to stockholders who do not furnish a valid social security or taxpayer identification number.

REDEMPTIONS

Redemptions of shares will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

STATE AND LOCAL TAXES

The Fund is organized as a Maryland corporation and, except for some small amounts of taxes based on share capital, the Fund will not be subject to Maryland income taxes to the extent that it is not subject to federal income taxes. Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently from federal income taxes thereon.

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YIELD

YIELD AND CURRENT RETURN

In accordance with SEC regulations, the Fund may include its current yield and/or average annual total return in advertisements or information furnished to stockholders or potential investors.

YIELD AND TOTAL RETURN CALCULATION

The Fund's yield is calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semi-annually compounded yield based on the net asset value of a share assuming a standardized 360 day year.

The Fund's average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the net asset value. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return.

The Fund may also advertise total return which is calculated differently from "average annual total return" (a "non-standardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

Yield and current return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See the Statement of Additional Information "Yield and Total Return Calculation."

The Fund's dividends vary with fluctuations in the income earned on its portfolio securities and in its expenses while its net asset value varies with realized and unrealized gains and losses on its portfolio securities to the extent not reflected in dividends. Consequently, any given current distribution yield quotation should not be considered representative of what the distribution yield may be for any specified period in the future. Distribution yield quotations may not necessarily be useful in comparing an investment in the Fund with investment alternatives that provide a fixed rate of interest, that are insured or guaranteed or that compute yield or return on a different basis.

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MANAGEMENT OF THE FUND

DIRECTORS

The business and affairs of the Fund are managed under the direction of its Board of Directors.

MANAGER

The manager to the Fund is Flagship Financial Inc. (the "Manager"), whose principal business address is One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030. The Manager is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis each serve as a director and an officer of the Fund as well as the Manager and the Distributor.

Pursuant to the terms of a Management Agreement, dated May 30, 1991 (the "Management Agreement"), the Manager, subject to the general supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages the Fund including general supervision of the purchase and sale of securities, and provides supervisory and corporate administrative services to the Fund. In this regard, it is the responsibility of the Manager to assure compliance with applicable law and the Fund's policies and to perform, or supervise the performance of, administrative services in connection with the Fund including:
(i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, State Street Bank and Trust Company.

As compensation for the services rendered by the Manager under the Management Agreement, the Fund will pay the Manager a fee, computed daily and payable monthly, at an annual rate of .74% of the Fund's average daily net assets. Of this amount, the Manager will pay the Investment Adviser, pursuant to an Investment Advisory Agreement, .55% of the Fund's average daily net assets (see below). For the fiscal year ended June 30, 1996, the total expenses of the Fund and the fee paid to the Manager, expressed as a percentage of average net assets on an annualized basis, were 1.06% and .74%, respectively.

The Fund has adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages an aggregate of approximately $4.5 billion in assets, in both taxable and tax-exempt domestic portfolios, primarily for mutual funds, insurance and reinsurance companies, other corporations and employee benefits plans.

INVESTMENT ADVISER

The investment adviser to the Fund is James Investment Research, Inc. (the "Adviser"), whose principal business address is P.O. Box 8, Alpha, Ohio 45301. The Adviser is owned by Frank James, Ph.D., who established it in 1972. The Adviser provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals.

Pursuant to an Investment Advisory Agreement among the Adviser, the Manager and the Fund dated May 30, 1991, the Adviser has complete investment discretion with respect to making the Fund investments subject to the general supervision of the Board of Directors and the authority of the Manager to assure compliance by the Adviser with applicable law and the Fund's investment objectives and policies. Investment decisions are made by a team of portfolio managers, each of whom has been employed by the Adviser for more than five years.

As compensation for the services rendered by the Adviser under the Advisory Agreement, the Manager will pay the Adviser a fee, computed daily and payable monthly, at an annual rate of .55% of the Fund's average daily net assets. For the fiscal year ended June 30, 1996, the fee paid to the Investment Adviser was
 .55% of average net assets on an annualized basis. The Advisory Agreement may be terminated on 60 days notice without penalty by either the Fund, the Manager or the Adviser provided that the Manager may only terminate the Advisory Agreement with the concurrence of a majority of the Board of Directors, including a majority of the independent Directors.

The Adviser may allocate brokerage in a manner that takes account of the sale of Fund shares.

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DISTRIBUTOR

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Flagship Funds Inc. (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and Distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for customers of Citizens Federal, who are stockholders of the Fund, but such fees shall not, when aggregated with other expenses reimbursed to the Distributor in accordance with the Plan, exceed the maximum 12b-1 fee set forth in the table on page 2 of this Prospectus. The Fund's 12b-1 plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and stockholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund. The Distributor has voluntarily waived any portion of its normally retained 12b-1 fee with regard to its service agreement with Citizens Federal and limited its payments to $500 per month plus reimbursement of expenses and 12b-1 fees with regard to selling agreements with broker-dealers affiliated with Citizens Federal until notice to and approval by the Fund's Board of Directors is obtained for increased payments.

The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets represented by such person's customers. The Board of Directors may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. For the fiscal year ended June 30, 1996, the Fund paid $385,785 under the Plan and related agreements (the Distributor permanently waived $388,483 for the same period).

Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

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MULTIPLE CLASS DISTRIBUTION

The SEC has adopted rules which permit funds to issue multiple classes of shares and impose deferred sales charges. The Corporation has adopted a plan pursuant to such rules permitting each of the Corporation's series to offer multiple classes of shares consistent with such rules.

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DESCRIPTION OF SHARES

The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund.

The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, which are divided into five (5) portfolio classes; namely, the Flagship Utility Income Fund Portfolio Stock, The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, the Flagship Short Term U.S. Government Fund Portfolio Stock, the Flagship Limited Term U.S. Government Fund Portfolio Stock and the Flagship Intermediate U.S. Government Fund Portfolio Stock.

The Flagship Utility Income Fund Portfolio Stock consists of 200,000,000 shares, which are divided into five (5) subclasses, designated respectively as the Flagship Utility Income Fund Portfolio Stock, consisting of 3,500,000 shares, and the Flagship Utility Income Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 49,125,000 shares. The Golden Rainbow - A James Advised Mutual Fund Portfolio Stock consists of 100,000,00 shares which are divided into five
(5) subclasses, designated respectively as The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, consisting of 15,000,000 shares, and The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 21,250,000 shares. The Flagship Short Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are designated as the Flagship Short Term U.S. Government Fund Portfolio Stock. The Flagship Limited Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Limited Term U.S. Government Fund Portfolio Stock, consisting of 2,000,000 shares and the Flagship Limited Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. The Flagship Intermediate U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Intermediate Term U.S. Government Fund Portfolio Stock consisting of 2,000,000 shares and the Flagship Intermediate Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares.

The Flagship Utility Income Fund is offered through a separate prospectus. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stockholders, it will abide by section 16 (c) of the 1940 Act which provides certain rights to stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, as set forth under "How to Redeem." There are no conversion, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when issued will be fully paid and nonassessable by the Fund.

Almost all of the Fund's shares are owned by Citizens Federal Bank, F.S.B., Dayton, Ohio acting as either trustee, investment agent, or custodian for its clients. While Citizens Federal has the legal right in certain situations to vote on behalf of its clients, it is anticipated that Citizens Federal will contact its clients and vote in accordance with their preferences.

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CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, is the custodian, transfer agent and dividend disbursing agent for the Fund. It also maintains the accounting records, determines the net asset value, and performs other stockholder services for the Fund.

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COUNSEL AND AUDITORS

Skadden, Arps, Slate, Meagher & Flom, counsel to the Corporation, passes upon legal matters for the Corporation. Deloitte & Touche LLP, independent auditors, are auditors of the Corporation. Miles & Stockbridge, Maryland counsel to the Corporation, passes upon the legality of the Corporation's shares.

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ADDITIONAL INFORMATION

The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors. The words "A James Advised Mutual Fund' are used under revocable license from James Investment Research, Inc. The Fund's license to use the James language will terminate if the Adviser ceases to be Adviser to the Fund.

This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and

Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY BY THE FUND OR BY THE DISTRIBUTOR IN ANY STATE IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.

The symbol sm indicates a service mark of the Manager.

(C) 1996, Flagship Funds Inc.                               GR-O-3000 (10-24-96)

GOLDEN RAINBOW FUND APPLICATION FORM


 PLEASE PRINT OR TYPE ALL INFORMATION     PLEASE MAIL THIS APPLICATION AND
                                          YOUR CHECK TO:

 NOTE: YOU MUST COMPLETE SECTIONS 1,      Boston Financial
 2, 3, 4, 5 AND SIGN THE SIGNATURE        Attn.: Golden Rainbow Fund
 LINE. YOUR SIGNATURE IS REQUIRED FOR     P.O. Box 8509
 PROCESSING. COMPLETE SECTIONS 7, 8,      Boston, MA 02266-8509
 9, 10 AND 11 FOR OPTIONAL SERVICES.


1. YOUR ACCOUNT REGISTRATION

 Please check only ONE registration type:
 OWNER NAME(S) (FIRST, MIDDLE INITIAL (IF USED), LAST)
 [_] INDIVIDUAL OR JOINT ACCOUNT*

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 *Joint tenants with rights of survivorship unless tenancy in common is indicated
 [_] OTHER ENTITY

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 ------------------------------------------------------------------------------
 [_] UNIFORM GIFT TO MINORS
                 Minor's state of residence

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 Minor's Name (One name only)

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 Custodian Name (One name only)

2. YOUR MAILING ADDRESS


 ------------------------------------------------------------------------------
 Street or P.O. Box    Suite or Apt. Number

 ------------------------------------------------------------------------------
 City

 ---  --------    ------
 StateZip Code
 ()-                 ()-
 ------------------------------------------------------------------------------
 Daytime Phone       Evening Phone
 [_] U.S. CITIZEN OR
            [_] OTHER (specify) _______________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

 For Individual or Joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

 --------     ------
 Social Security number

 --- ---------------
 Tax ID Number

4. YOUR INITIAL INVESTMENT

 I want to invest this amount*:
 $ ___________
 *Minimum of $5,000.

 Attach check payable to THE GOLDEN RAINBOW

5. DIVIDEND/DISTRIBUTION OPTIONS
 If no option is selected, all distributions will be reinvested.
 [_] Reinvest dividends and capital gains.
 [_] Pay dividends in cash, reinvest capital gains.
 [_] Pay dividends and capital gains in cash.
 [_] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).
 [_] Send my distributions to the address listed below.

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 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------    ------
 StateZip Code

6. DEALER AUTHORIZATION
 We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

 ------------------------------------------------------------------------------
 Investment Firm

 ------------------------------------------------------------------------------
 Investment Professional's Name
                          Rep #

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 Branch Address           Branch #

 ------------------------------------------------------------------------------
 City

 ---  --------     ------
 StateZip Code

 ()-
 ------------------------------------------------------------------------------
 Investment Professional's Phone Number
 X
 ------------------------------------------------------------------------------
 Signature of Investment Professional

7. LETTER OF INTENT (Retail Shares only)
 I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:
    [_] $50,000
               [_] $100,000
                          [_] $250,000
    [_] $500,000
               [_] $1,000,000

8. AUTOMATIC INVESTMENT PLAN
 Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.
 Date for Investment            (Between 5th and 28th only)
            ---

 $
 -----------------   Month to Begin Plan ______________________________________
 Amount ($100 Minimum)

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 Name of Bank

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 Bank Account  #

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 Bank's Street Address

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 City

 ---  --------   ------
 StateZip Code
 X
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 Signature of Depositor        Date
 X
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 Signature of Joint Depositor  Date

9. SYSTEMATIC WITHDRAWAL PLAN

 A minimum $10,000 balance is required.
 BANK ACCOUNT CREDIT
 Please redeem $          from my account and credit my bank account as indi-
 cated in the banking information section below.
 Month first credit is to be made: ____________________________________________
 Day of the month that I wish the credit to be made:
                            ---
 (Between the 5th and 28th only.)
 Please credit my account for each month I have selected.

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]
   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

 CHECK
 Please redeem $          from my account on or about the 31st of each month
 as selected above.
 Month first credit is to be sent: ____________________________________________
 Send checks to: [_] Address on account
         [_] Special address (complete below)

 ------------------------------------------------------------------------------
 Payee

 ------------------------------------------------------------------------------
 Street

 ------------------------------------------------------------------------------
 City

 ---  --------   ------
 StateZip Code

10. TELEPHONE REDEMPTION

 I/we hereby authorize the Fund to implement the following telephone redemp-tion requests (under $50,000 only) without signature verification to the reg-istered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Bank Account #

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 City

 ---  -------    ------
 StateZip Code

 [_] I do not authorize redemption by telephone.

11. INTERESTED PARTY MAIL
 [_] Send duplicate confirmation statements to the interested party listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------   ------
 StateZip Code
SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a cur-rent Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transac-tions authorized by telephone against any claim, loss, expense or damage, in-cluding reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
 1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.
 2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.
NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
THANK YOU FOR YOUR INVESTMENT IN THE FUND. YOU WILL RECEIVE A CONFIRMATION STATEMENT SHORTLY.

                          FLAGSHIP ADMIRAL FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 24, 1996

        ONE DAYTON CENTRE, ONE SOUTH MAIN STREET; DAYTON, OH 45402-2030

             THE GOLDEN RAINBOW A JAMES ADVISED MUTUAL FUND SERIES

  This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus for The Golden Rainbow A James Advised Mutual Fund, a copy of which may be obtained without charge by written request to: Flagship Funds Inc., One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030; or by telephone (toll free) at: (800) 227-4648, or for TDD, (800) 360-4521.

  This Statement of Additional Information relates to The Golden Rainbow A James Advised Mutual Fund Prospectus dated October 24, 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................    2
Shares of the Fund.........................................................    9
Officers, Directors and Stockholders.......................................   11
Investment Advisory Services...............................................   12
Taxes......................................................................   13
Yield and Total Return Calculation.........................................   14
Distributions..............................................................   15
Distributor................................................................   15
Custodian and Transfer Agent...............................................   17
Auditors...................................................................   17
Portfolio Transactions.....................................................   17
Purchase, Redemption and Pricing of Shares.................................   18
Other Information..........................................................   18
Financial Statements.......................................................  F-1
Appendix I--Description of Securities Ratings..............................  I-1
Appendix II--Description of Hedging Techniques............................. II-1

                      INVESTMENT OBJECTIVES AND POLICIES

  Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Golden Rainbow A James Advised Mutual Fund ("GR Fund") has adopted the following investment restrictions (which supplement the matters described under "The GR Fund and Its Objective" in the GR Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The GR Fund may not:

  (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

  (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements and convertible securities) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

  (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 33 1/3% of the Portfolio's total net assets including all outstanding borrowings immediately after the time the latest such borrowing is made, plus amounts not exceeding 5% borrowed to settle securities trades;

  (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

  (5) Mortgage, pledge or hypothecate any assets except in an amount up to 33 1/3% of the value of the Portfolio's total assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

  (6) Purchase or sell real estate, real estate whole mortgage loans or real estate investment trust securities (excluding securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein), oil and gas interests or, except for bona fide hedging purposes, commodities or commodity contracts.

  (7) Acquire securities of other investment companies (other than in connection with the acquisitions of such companies) other than as permitted by applicable law.

  (8) Act as an underwriter of securities or invest more than 10% of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

  (9) Purchase securities on margin, make short sales of securities or maintain a net short position.

  In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the GR Fund has determined that it will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

  The Fund places no restrictions on portfolio turnover except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code.

  Repurchase Agreements. The GR Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, under which it may acquire securities and agree to resell the securities to the other party at an agreed upon time and at an agreed upon price. The GR Fund would accrue as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the GR Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The GR Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government securities or broker-dealers registered with the SEC. The underlying securities will only consist of U.S. Government or Government Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating the security may result in a loss.

  Leverage. The GR Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the GR Fund were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."

  The 1940 Act limits the amount of money a fund may borrow to 33 1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made. If the GR Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the GR Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

  "When Issued" Transactions. The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

  Diversification. As a diversified fund, the GR Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the GR Fund's total assets may be invested without regard to such 5% and 10% limitations.

  Hedging Transactions. The GR Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

  In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the GR Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the GR Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the GR Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the GR Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the GR Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The GR Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the GR Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount the appreciation of the GR Fund can realize on its investments or cause the GR Fund to hold a security it might otherwise sell. The use of currency transactions can result in the GR Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the GR Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the GR Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the counter options may have no markets. As a result, in certain markets, the GR Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

  General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of GR Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the GR Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the GR Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The GR Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the GR Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The GR Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The GR Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the GR Fund to require the Counterparty to sell the option back to the GR Fund at a formula price within seven days. The GR Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the GR Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the GR Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The GR Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group(R) ("S&P") or "P-1" from Moody's Investor Service, Inc. ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by the GR Fund, and portfolios securities "covering" the amount of the GR Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the GR Fund's limitation on investing no more than 10% of its assets in illiquid securities.

  If the GR Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the GR Fund's income. The sale of put options can also provide income.

  The GR Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the GR Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the GR Fund will receive the option premium to help protect it against loss, a call sold by the GR Fund exposes the GR Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the GR Fund to hold a security or instrument which it might otherwise have sold.

  The GR Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The GR Fund will not sell put options if, as a result, more than 50% of the GR Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the GR Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  General Characteristics of Futures. The GR Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the GR Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The GR Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the GR Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the GR Fund. If the GR Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The GR Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the GR Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  Options on Securities Indices and Other Financial Indices. The GR Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  Currency Transactions. The GR Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The GR Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

  The GR Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the GR Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

  The GR Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currency convertible into such currently other than with respect to proxy hedging as described below.

  The GR Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the GR Fund has or in which the GR Fund expects to have portfolio exposure.

  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the GR Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the GR Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the GR Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the GR Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the GR Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the GR Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the GR Fund is engaging in proxy hedging. If the GR Fund enters into a currency hedging transaction, the GR Fund will comply with the asset segregation requirements described below.

  Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the GR Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

  Combined Transactions. The GR Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the GR Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  Swaps, Caps, Floors and Collars. Among the Hedging Transactions into which the GR Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The GR Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the GR Fund anticipates purchasing at a later date. The GR Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the GR Fund may be obligated to pay. Interest rate swaps involve the exchange by the GR Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  The GR Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the GR Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the GR Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The GR Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the GR Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  Eurodollar Instruments. The GR Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The GR Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

  Risks of Hedging Transactions Outside the United States. When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the GR Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

  Use of Segregated and Other Special Accounts. Many Hedging Transactions, in addition to other requirements, require that the GR Fund segregate liquid high grade assets with its custodian to the extent GR Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the GR Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the GR Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the GR Fund on an index will require the GR Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the GR Fund requires the GR Fund to segregate liquid, high grade assets equal to the exercise price.

  Except when the GR Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the GR Fund to buy or sell currency will generally require the GR Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the GR Fund's obligations or to segregate liquid high grade assets equal to the amount of the GR Fund's obligation.

  OTC options entered into by the GR Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the GR Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the GR Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the GR Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the GR Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the GR Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the GR Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the GR Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the GR Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the GR Fund's net obligation, if any.

  Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The GR Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the GR Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the GR Fund. Moreover, instead of segregating assets if the GR Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                              SHARES OF THE FUND

  Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substantially the same, but it may differ from time to time.

  1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution services fee (see "Distributor" in the Prospectus). Purchasers of Class A Shares may be entitled to a reduced sales charge through a Letter of Intent (see "Letter of Intent" in the Prospectus) even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" in the Prospectus). The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased.

  2. Class B Shares. Class B Shares are sold at net asset value without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

  Class B Shares automatically convert into Class A Shares after 8 years after the end of the month in which a stockholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.

  For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

  The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

  3. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSL if they are redeemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution services fee of 0.95% (see "Distributor" in the Prospectus). The Class C Shares have no conversion rights.

  The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Security Administration) or death of a stockholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and
(iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" in the Prospectus). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class B or Class C for which the exchange was made.

  4. Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund, bona fide, full-time and retired employees of Flagship and James Investment Research, Inc. and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Flagship Funds Inc. (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS

  The directors and executive officers of the Fund are listed below. All of the Directors and officers hold the equivalent positions with Flagship Tax Exempt Funds Trust and the series thereof. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main St.; Dayton, Ohio 45402-2030, which is also the address of the Fund.

  The "interested" directors of the Fund (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                               PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITIONS WITH THE FUND            DURING PAST FIVE YEARS
 ------------------------- ----------------------- -------------------------------------------
 Bruce P. Bedford*         Director                Chairman and Chief Executive Officer of
                                                   Flagship Resources Inc. ("Flagship"), Flag-
                                                   ship Financial Inc. (the "Manager"), and
                                                   Flagship Funds Inc. (the
                                                   "Distributor").
 Richard P. Davis*         President and Director  President and Chief Operating Officer of
                                                   Flagship, the Manager, and the Distributor.
 Robert P. Bremner         Director                Private Investor and Management Consultant.
 3725 Huntington St., N.W.
 Washington, DC 20015
 Joseph F. Castellano      Director                Professor and Former Dean, College of Busi-
 4249 Honeybrook Avenue                            ness and Administration, Wright State Uni-
 Dayton, OH 45415                                  versity.
 Paul F. Nezi              Director                Senior Vice President of Marketing and Un-
 227 E. Dixon Avenue                               derwriting, TRIGON Blue Cross Blue Shield;
 Dayton, OH 45419                                  prior to October, 1996, Executive Vice
                                                   President and Chief Marketing Officer,
                                                   ChoiceCare; prior to March, 1993, Vice
                                                   President and General Manager, Advanced Im-
                                                   aging Products, a division of AM Interna-
                                                   tional; prior to March, 1991, Partner,
                                                   Hooper & Nezi, a marketing and communica-
                                                   tions firm.

                                                               PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITIONS WITH THE FUND            DURING PAST FIVE YEARS
 ------------------------- ----------------------- -------------------------------------------
 William J. Schneider      Director                Senior Partner of Miller-Valentine Part-
 4000 Miller-Valentine Ct.                         ners; Vice President of Miller-Valentine
 P.O. Box 744                                      Realty, Inc.
 Dayton, OH 45401
 M. Patricia Madden        Vice President          Vice President, Operations, of the Distrib-
                                                   utor.
 Michael D. Kalbfleisch    Treasurer and Secretary Vice President and Chief Financial Officer
                                                   of
                                                   Flagship, the Manager, and the Distributor.
 LeeAnne Sparling          Controller              Director of Portfolio Operations of the
                                                   Manager.

                            COMPENSATION: DIRECTORS

                                                           TOTAL COMPENSATION FROM
                                                               REGISTRANT AND
                                                           FUND COMPLEX (ALL OTHER
                                      AGGREGATE            FLAGSHIP MUTUAL FUNDS)
                                    COMPENSATION              PAID TO DIRECTORS
  NAME OF PERSON, POSITION         FROM REGISTRANT         (NUMBER OF OTHER FUNDS)
-----------------------------      ---------------         -----------------------
Robert P. Bremner                      $5,000                    $25,500 (26)
Director
Joseph F. Castellano                   $5,000                    $26,500 (26)
Director
William J. Schneider Director          $5,000                    $26,500 (26)
Paul F. Nezi                           $5,000                    $26,500 (26)
Director

  As of October 8, 1996, to the knowledge of management, the following stockholder held of record more than 5% of the GR Fund: Citizens Federal Bank, F.S.B. ("Citizens Federal"), One Citizens Federal Centre, Dayton, Ohio, 45402, 92%. All Directors and officers as a group own less than 1% of the outstanding shares as of the above date.

  The GR Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

  As stated in the GR Fund Prospectus, Flagship Financial Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the manager (the "Manager") to the GR Fund pursuant to a Management Agreement (the "Management Agreement"), and James Investment Research, Inc. acts as investment adviser (the "Adviser") pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement provides for indemnification of the Manager by the Fund unless the Manager acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith.

  See "MANAGEMENT OF THE FUND--Manager and Investment Adviser" in the Prospectus for a description of the Manager's and Adviser's duties. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Manager also has authority to require compliance with applicable law by the Adviser and assure itself of such compliance. The Adviser has discretion to make all GR Fund investments. For the three fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, respectively, the GR Fund paid $1,434,132, $1,396,526, and $1,434,522 to the Manager pursuant to its Management Agreement of which $1,065,909, $1,037,959, and $1,066,199, respectively, were paid to the Adviser pursuant to its Investment Advisory Agreement. The GR Fund's accounting records are maintained, at the Fund's expense, by its Custodian, State Street Bank and Trust Company.

  The Manager has advanced all organization expenses of the GR Fund, which include printing of documents, fees and disbursements of the GR Fund's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act and state securities laws, as well as the initial fees of the GR Fund's custodian and transfer agent. Such fees aggregated approximately $283,670. The expenses are being reimbursed to the Manager by uniform pro rata deductions from the net asset value of the Fund accrued daily and paid monthly over the five-year period which commenced July 1, 1991.

  The Management Agreement and the Investment Advisory Agreement will each terminate automatically upon assignment and continuance must be approved annually by the Fund's Board of Directors of a majority of the Fund's outstanding voting shares and in either case, by a majority of the Fund's independent directors. The Management Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Fund, and the Advisory Agreement is terminable by either the Board of Directors (including a majority of the disinterested Directors), the stockholders, or the Manager (with the concurrence of a majority of the Board of Directors including a majority of the disinterested Directors) on the one hand and the Adviser on the other, each by 60 days' notice to the other.

  The Manager and Adviser have agreed that in the event the operating expenses of the GR Fund (including fees paid to the Manager and the Adviser and payments to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, or the amount provided in the Fees and Expenses in the Prospectus, the Adviser will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Adviser would be required to reimburse the Fund such operating expenses exceeding 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets. The Manager and the Adviser believe that such operating expenses will be less than such amounts. Pursuant to an arrangement among the Adviser, the Manager and Citizens Federal, to the extent that the Adviser reduces its fee or reimburses the Fund pursuant to the Investment Advisory Agreement, the Adviser will be partially reimbursed by the Manager and Citizens Federal.

  Under their agreements with the Fund, the Manager and the Adviser will be indemnified by the Fund for any actions taken unless such person acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith. In addition, under the Investment Advisory Agreement, the Manager and Adviser cross-indemnify each other.

  Securities held by the Fund may also be held by, or be appropriate investments for, other investment advisory clients of the Manager, the Adviser and their affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                     TAXES

  References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.

TAXATION OF THE FUND

  Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

  If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of the investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain, and would designate to stockholders the undistributed capital gain. Stockholders would include as long-term capital gain income such undistributed net capital gain, and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

  Distributions. The GR Fund normally will distribute substantially all of its net investment income to stockholders in the form of dividends to be paid quarterly as determined by the Board of Directors. Such dividends are taxable whether paid in cash or additional shares of such series. The Board presently intends to declare such distributions from net realized capital gain, if any, at least annually at the end of each year.

  Any dividends or distributions paid shortly after the purchase of shares of the GR Fund by an investor may have the effect of reducing the per share value of the shares owned by the investor by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions, although in effect a return of capital, are subject to income taxes.

  In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

  Stockholders of the GR Fund will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of the GR Fund. The price of the additional shares is determined as of the record date for the dividend payment.

  The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions, such transactions might change in the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

  Dividend and interest income from non-U.S. equity and debt securities may be subject to a withholding tax imposed by the country in which the issuer is located. Since the GR Fund anticipates that no more than 30% of the value of its total assets will consist of non-U.S. equity and debt securities, stockholders are not expected to be eligible for a pass-through of the foreign taxes paid by the GR Fund.

                      YIELD AND TOTAL RETURN CALCULATION

  In accordance with SEC regulations, the GR Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

  The GR Fund may also advertise total return which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by the "average annual total return." Average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return. The GR Fund may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Growth and Income," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Equity" or "Equity-Asset Allocation"; or Morningstar, Inc.'s Mutual Fund Values.

  Current yield and total return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the GR Fund with those of other investment vehicles.

  Yield and Total Return Calculation as of June 30, 1996:

                        AVERAGE ANNUAL TOTAL RETURN
                     ---------------------------------------------------
   CURRENT
30- DAY YIELD        1 YEAR             5 YEAR             10 YEAR             INCEPTION DATE
-------------        ------             ------             -------             --------------
    3.53%            7.76%              10.33*               N/A                July 1, 1991

--------
*Inception to date

                                 DISTRIBUTIONS

  The GR Fund normally will distribute substantially all of its net investment income to stockholders in the form of dividends to be paid quarterly as determined by the Board of Directors. Such dividends are taxable whether paid in cash or additional shares of the GR Fund. The Board presently intends to declare distributions from net realized capital gain, if any, at least annually at the end of each year.

                                  DISTRIBUTOR

  As stated in the Prospectuses, Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement dated May 30, 1991, for the GR Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. The Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically is assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of a Portfolio's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Fund.

  Pursuant to Rule 12b-1 under the 1940 Act, the GR Fund has adopted a plan (the "Plan") which permits the GR Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the GR Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the GR Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the GR Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decisions shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the GR Fund: advertising the GR Fund or the GR Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the GR Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the GR Fund's Manager and its personnel or any of them for providing services to stockholders of the GR Fund relating to their investment in the GR Fund, including assistance in connection with inquiries relating to stockholders accounts; the production and dissemination of prospectuses including statements of additional information) of the GR Fund and the preparation, production and dissemination of sales, marketing and stockholders servicing materials; and the ordinary or capital expenses, such as equipment, rent fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors. Pursuant to the Plan, the GR Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the GR Fund. Citizens Federal Trust Department is such a non-broker-dealer who has entered into a service agreement with the GR Fund.

  The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of the GR Fund's average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the GR Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets of the Fund represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time and has reduced them for the GR Fund. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by the GR Fund will be borne by such persons without any reimbursement from the GR Fund. As detailed in the charter below, under its Plan and related agreements, the GR Fund paid the amounts shown. Amounts permanently waived for the same periods are also shown.

 FISCAL YEAR      AMOUNT PAID        AMOUNT PERMANENTLY
ENDED JUNE 30    TO DISTRIBUTOR     WAIVED BY DISTRIBUTOR
-------------    --------------     ---------------------
    1993            $218,962              $371,378
    1994             224,637               551,045
    1995             321,321               433,700
    1996             385,785               388,483

These amounts are summarized below as to purpose:

 FISCAL YEAR      COMPENSATION          ADVERTISING &
ENDED JUNE 30      TO BROKERS            PROMOTIONS           OVERHEAD      TOTAL
-------------    --------------     ---------------------     --------     --------
    1993            $139,804              $ 73,158            $ 6,000      $218,962
    1994             170,065                54,572                -0-       224,637
    1995             157,167               148,784             15,370       321,321
    1996             326,228                59,557                -0-       385,785

  The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements and by the stockholders on June 4, 1992. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

  In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

                         CUSTODIAN AND TRANSFER AGENT

  The custodian and transfer agent and dividend disbursing agent for the GR Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106.

                                   AUDITORS

  Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the GR Fund.

                            PORTFOLIO TRANSACTIONS

  Subject to policy established by the Fund's Board of Directors, the Adviser is primarily responsible for making investment decisions for the GR Fund. In placing orders, it is the policy of the Fund that the Adviser obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Adviser seeks reasonably competitive prices or commissions, the Fund will not necessarily always be paying the lowest price or commission available. The Adviser does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to the Fund or the Adviser may receive orders for transactions by the Fund. In addition, the Adviser may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Adviser and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with
Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1996, the GR Fund paid $163,555 in brokerage commissions and made no payments to brokers in respect to sales of GR Fund shares. The GR Fund expects to purchase equity securities traded on the New York Stock Exchange and elsewhere. Money market securities, bonds and debentures, in which the Adviser may invest a portion of the Fund's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Adviser, on behalf of the Fund, will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The Adviser may also deal with foreign dealers.

  The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by them, and does not reduce its normal research activities in rendering investment advice under its Advisory Agreements. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff. While it is possible that the Adviser might be influenced to direct brokerage to brokers providing research to the Fund, the Fund believes that the requirement to obtain best execution substantially mitigates this risk, and that the benefits are appropriate. During the period from July 1, 1995, to June 30, 1996, the Adviser did not direct any brokerage to brokers providing research and related brokerage services.

  One or more of the other accounts which the Manager or the Adviser manages may own from time to time the same investments as the Fund. Investment decisions are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager or the Adviser, as the case may be, in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Adviser's organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  The various manners in which the shares of the GR Fund are offered to the public or may be redeemed, and the method of calculation by the GR Fund of net asset value per share (which is the offering price of the shares) are described in the GR Fund's Prospectus.

  LETTER OF INTENT (RETAIL SHARES ONLY). A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

                               OTHER INFORMATION

  The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contact or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                                              Prospectus dated October 24, 1996

                 FLAGSHIP UTILITY INCOME FUND(R)
LOGO
Flagship Utility Income Fund(R) (the "Fund") is a diversified series of Flag-ship Admiral Funds Inc. (the "Corporation"), an open-end mutual fund with five series outstanding. The Fund seeks to provide current income and long-term growth of income and capital for individual and corporate investors by invest-ing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary ob-jective. No assurance can be given that the Fund will achieve its objective. The investment adviser for the Fund is Flagship Financial Inc. (the "Manag-er"), a registered investment adviser since 1978.


 TABLE OF CONTENTS               PAGE

 Fees and Expenses........................   2
 Financial Highlights.....................   3
 The Fund and Its Objective...............   4
 Investment Considerations and Risk
  Factors.................................   4
 How to Buy Shares........................   6
 How To Redeem Shares.....................   9
 Exchange and Reinvestment Privilege......  10
 Systematic Withdrawal Plan...............  11
 Direct Deposits..........................  11
 How Fund Shares Are Priced...............  11
 Taxes....................................  11
 Distributions and Yield..................  13
 About the Investment Manager.............  14
 About the Distributor....................  15
 General Information......................  16
 Custodian and Transfer Agent.............  16
 Counsel and Auditors.....................  16
 Additional Information...................  16
 Application..............................  19



On July 16, 1996, Flagship Resources Inc. ("Flagship"), parent of the Manager for the Fund, signed an Agreement and Plan of Merger with The John Nuveen Com-pany, pursuant to which Flagship shall be merged with and into The John Nuveen Company. The transaction is expected to close on or about December 31, 1996. The Fund's board of directors has approved the transaction, which is contin-gent upon stockholder approval of new advisory agreements. It is anticipated that after the transaction, the same management team will continue to manage the Fund, and there will be no material changes in portfolio investment objec-tives or policies.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please read and retain it for future reference.

A Statement of Additional Information dated October 24, 1996 containing addi-tional information about the Fund has been filed with the Securities and Ex-change Commission, and is hereby incorporated by reference into this Prospec-tus. A copy of the Statement of Additional Information can be obtained without charge by telephoning the Fund toll free at: 1-800-414-7447, or for TDD, 1-800-360-4521.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

 FEES AND EXPENSES


                                            CLASS A  CLASS B   CLASS C    CLASS R
                                            SHARES  SHARES(A)  SHARES    SHARES(A)
----------------------------------------------------------------------------------
   Shareholder Transaction Expenses
    Maximum Front End Sales Load
    Imposed on Purchase                      4.20%    None      None       None
    Maximum CDSL Imposed on Redemptions      None     5.0%(b)   1.00%(c)   None
    Maximum Sales Charge Imposed on
    Reinvested Dividend                      None     None      None       None
    Redemption Fee                           None     None      None       None
    Exchange Fee                             None     None      None       None
   Annual Fund Operating Expenses As a
   Percentage of Average Net Assets After
   Fee Waiver & Reimbursement Arrangements
    Management Fee
    (See "About the Investment Manager")      .35%     .35%      .35%      .35%
    12b-1 Fee (See "About the Distribu-
    tor")                                     .40%     .95%(d)   .95%(d)   None
    Other Expenses                            .45%     .45%      .45%      .45%
    Total Fund Operating Expenses            1.20%    1.75%     1.75%      .80%
   Total Fund Operating Expenses Without
    Waiver or Reimbursement                  1.45%    1.90%     2.00%      .95%

 Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. The manager, at its discretion, anticipates waiving a portion of its management fee and providing expense reimbursement for the Fund. Class B and Class C Shares are sold without a front-end sales charge but their 12b-1 fees may cause long-term stockholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.
 (a) Scheduled to commence operations in 1996 through 1997. These amounts are based on estimates and assume management fee waiver. In addition, the Manager has agreed to reimburse the Fund for any initial period's total fund operating expenses in excess of the above. No reimbursement is currently indicated.
 (b) No initial sales load; contingent deferred sales charge of 5% declining to 1% in the 6th year if redeemed. Class B expenses in years 9 through 10 are based on Class A expenses, because the shares automatically convert to Class A after 8 years. If you did not redeem, the example of expenses would be $52, $44, and $24 less in years 1, 3 and 5 respectively.
 (c) No initial sales load; 1% contingent deferred sales charge if redeemed within 1 year of purchase. Example of expenses would be $10 less in year 1 if no redemption occurs.
 (d) Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee.


EXAMPLE OF EXPENSES
An investor in the Fund would pay the following dollar amount of expenses on a $1,000 investment assuming: (1) 5% annual return and (2) Redemption at the end of each period.

                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------
   Class A Shares         $54                 $78                $105                 $181
   Class B Shares         $69                 $99                $118                 $192
   Class C Shares         $28                 $55                $ 95                 $206
   Class R Shares         $ 8                 $26                $ 44                 $ 99

The preceding fee tables are provided to assist investors in understanding the various costs and expenses which may directly or indirectly be incurred as a result of an investment in the Fund. The rules of the Securities and Exchange Commission ("SEC") require that the Fund's maximum sales charge be reflected in the fee table. As indicated in the expense table, the Fund utilizes a de-clining sales load for Class A Shares, a contingent deferred sales load ("CDSL") for Class B and Class C Shares and a no-fee, no-load struc-ture for institutional investors for Class R Shares. Class R Shares are sub-ject to a minimum purchase requirement of $1,000,000. Long-term Class B and Class C stockholders could pay more than the economic equivalent of the maxi-mum front-end sales charges for Class A Shares. Class B Shares automatically convert to Class A Shares after eight years. The Fund's 12b-1 plan and manage-ment fee are more fully described herein. These expenses should not be consid-ered a representation of actual past or future expenses, as actual expenses may be greater or less than those shown.

                                    -- 2 --

 FINANCIAL HIGHLIGHTS


The following information was derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors. Their re-port on the financial statements and related notes appears in the Statement of Additional Information.

PER SHARE INCOME AND CAPITAL CHANGES
The following table provides per share income and capital changes for a share of capital stock of the Flagship Basic Value Fund outstanding from August 26, 1983 (commencement of operations) to June 30, 1991, and of Class A Shares of the Flagship Utility Income Fund ("Utility Fund") from July 1, 1991 to June 30, 1996, and of Class C Shares of the Utility Fund from July 6, 1993 to June 30, 1996. Class B and Class R Shares were not offered to the public during the fiscal year. On June 4, 1992 the stockholders of the Flagship Basic Value Fund approved a change in the fundamental investment objective and policies of the Fund described in this Prospectus. As a result of the fundamental change in the Fund, the financial information below is primarily of historical value and has only limited relevance to the Fund's current operations and performance as a utility fund. The Fund does not expect portfolio turnover to exceed 100%.

                                INCOME FROM
                           INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
     -------------------------------------------------------------------
                                                          ------------------------------------
                                                               DIVIDENDS DISTRI-
               NET ASSET              NET REALIZED  TOTAL FROM FROM NET  BUTIONS
                 VALUE        NET     & UNREALIZED   INVEST-    INVEST-   FROM   RETURNS  TOTAL  NET ASSET
  YEAR ENDED   BEGINNING   INVESTMENT  GAINS (LOSS)    MENT      MENT    CAPITAL   OF    DISTRI- VALUE END   TOTAL
   JUNE 30,    OF PERIOD     INCOME   ON SECURITIES OPERATIONS  INCOME    GAINS  CAPITAL BUTIONS OF PERIOD RETURN(D)
--------------------------------------------------------------------------------------------------------------------
                        RATIOS/SUPPLEMENTAL DATA
     -------------------------------------------------------------------
                                                          ------------------------------------
                                      RATIO OF
                                        NET
                           RATIO OF  INVESTMENT
               NET ASSETS  EXPENSES  INCOME TO
                 END OF   TO AVERAGE  AVERAGE   PORTFOLIO
  YEAR ENDED     PERIOD      NET        NET     TURNOVER
   JUNE 30,     (000'S)   ASSETS(B)  ASSETS(B)   RATE(C)
--------------------------------------------------------------------------------------------------------------------
 Class A
  8/26/83(a)-
 12/31/83       $16.67(a)     $.71        ($.44)      $ .27      $.71                     $.71    $16.23     2.72%
 01/01/84-
 06/30/84        16.23         .88         (.97)       (.09)      .88     $.02    $.03     .93     15.21    (1.06)
 1985            15.21        1.67          .81        2.48      1.66                     1.66     16.03    17.23
 1986            16.03        1.40         (.66)        .74      1.37                     1.37     15.40     4.64
 1987            15.40        1.08          .11        1.19      1.09                     1.09     15.50     7.95
 1988            15.50        1.15        (3.12)      (1.97)     1.18                     1.18     12.35   (13.60)
 1989            12.35        1.06        (1.27)       (.21)      .97                      .97     11.17    (1.70)
 1990            11.17         .80         (.50)        .30      1.02                     1.02     10.45     2.56
 1991            10.45         .76         (.88)       (.12)      .82                      .82      9.51    (1.14)
 1992             9.51         .67          .69        1.36       .69                      .69     10.18    14.69
 1993            10.18         .67          .86        1.53       .67                      .67     11.04    15.86
 1994            11.04         .63        (1.34)       (.71)      .64                      .64      9.69    (6.83)
 1995             9.69         .64          .55        1.19       .64                      .64     10.24    12.73
 1996            10.24         .64          .85        1.49       .64                      .64     11.09    14.82
 Class C
 1994(a)         11.05         .59        (1.39)       (.80)      .56                      .56      9.69    (7.52)
 1995             9.69         .59          .55        1.14       .59                      .59     10.24    12.14
 1996            10.24         .58          .84        1.42       .58                      .58     11.08    14.15
 Class A
  8/26/83(a)-
 12/31/83       $64,665      1.03%     12.51%     28.78%
 01/01/84-
 06/30/84       193,602      1.03      10.96      83.25
 1985           241,121      1.02      10.68     128.80
 1986           307,604       .96       8.76     182.89
 1987           236,607       .99       7.00     315.96
 1988            84,749      1.00       7.88     186.30
 1989            32,692      1.23       9.03     120.45
 1990            16,934      1.21       7.29     148.46
 1991            12,830      1.48       7.79     116.16
 1992             6,050      1.42       6.72      58.50
 1993            32,819      1.03       6.31     154.12
 1994            26,921       .94       5.92     193.14
 1995            25,000      1.00       6.52     158.55
 1996            25,010       .98       5.82     115.30
 Class C
 1994(a)          5,129      1.46       5.69     193.14
 1995             5,501      1.54       6.01     158.55
 1996             6,302      1.52       5.27     115.30

(a) Commencement of investment operations.
(b) Annualized.
(c) Annualization is not appropriate.
(d) The total returns shown do not include the effects of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.
Note: All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.


                                    -- 3 --

 THE FUND AND ITS OBJECTIVE


The Fund is a professionally managed, diversified series of an open-end in-vestment company. The Fund's objective is to seek "current income and long-term growth of income and capital." To the extent consistent with the primary investment objective, the Fund will seek capital appreciation as a secondary objective. The Fund will also seek to maximize the amount of its qualifying dividend income under Federal income tax laws. Under current Federal income tax laws, qualifying dividends paid by the Fund will qualify for the 70% divi-dends-received deduction for corporations. The Fund's investment objectives are fundamental and cannot be changed without authorization by a vote of a ma-jority of the outstanding shares of the Fund.

To accomplish its objective, the Fund intends to invest at least 65% of its total assets in the securities, including preferred and common stock, of com-panies in the public utilities industry, including companies principally en-gaged in the production, transmission or distribution of electric energy, gas, water or communications services such as telephone or telecommunications serv-ices, or in solid waste disposal. The Fund also may seek to enhance its return by selling options on portfolio securities. However, the income generated from such options would not qualify for the 70% dividends-received deduction.

The Manager will continuously monitor the issuers of securities in which the Fund is likely to invest and will diversify the Fund's portfolio among issues that the Manager believes will best accomplish the Fund's objective. As to preferred and debt securities, the Fund will limit its holdings to issues rat-ed, at the time of purchase, as investment grade by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group(R) ("S&P"), Duff and Phelp ("D&P"), or Fitch Investors Service ("Fitch") respectively or other issues believed by the Manager to be of at least comparable quality.

THE UTILITIES INDUSTRY
As a fundamental policy, the Fund will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry. As a result of this concentration policy, the Fund's performance will depend in part on conditions in the public utilities industry. Utility stocks have traditionally been popular among more conservative investors, be-cause they have generally paid above-average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as by special factors specific to public utility companies.

Rates of return of utility companies generally are subject to review and limi-tation by state public utilities commissions and tend to fluctuate with mar-ginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

 INVESTMENT CONSIDERATIONS AND RISK FACTORS


INVESTMENT RISKS
Utility companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate ca-pacity to meet public demand. The nature of regulation in the utility indus-tries continues to evolve in the United States. Although certain companies may develop more profitable opportunities, others may be forced to defend their core business and may be less profitable. Electric utility companies have his-torically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regula-tions and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators might disallow inclusion of these costs in rate au-thorizations. Increasing competition due to past regulatory changes in the telephone communications industry continue, and whereas certain companies have benefited, many companies may be adversely affected in the future. Gas trans-mission companies and gas distribution companies continue to undergo signifi-cant changes as well. Many companies have diversified into oil and gas explo-ration and development, making returns more sensitive to energy prices. In ad-dition, several large suppliers have recently suffered financial difficulties, partly as a result of being locked into long-term fixed-price contracts. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. The telephone and telecommunications industry, while undergoing rapid growth in some segments, is also subject to regulatory changes and numerous competitive pressures as technologies are de-veloped. It also requires substantial capital for new technology. Under market conditions that are unfavorable to the public utilities industry, the Fund may temporarily significantly reduce its investment in that industry. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid changes, which may affect utility companies independently from the stock market as a whole.

BORROWING
The Fund may borrow from time to time on a temporary basis in amounts up to 25% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net

                                    -- 4 --
asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Manager will only cause the Fund to borrow when there is an expectation it will benefit the Fund. Borrowing by the Fund would cause a pro rata portion of the dividends-received deduction with re-spect to the Fund's dividends to be disallowed. Accordingly, the Fund does not intend to borrow to any significant extent.

RESTRICTED SECURITIES
The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Under guidelines adopted by the SEC, the Manager is permitted to deter-mine whether certain securities are liquid pursuant to procedures approved by the Fund's Board of Directors. Due to the less liquid nature of restricted se-curities, if the Fund were forced to sell such securities, it might have to do so at a disadvantageous price.

HEDGING
In order to hedge the risks of equity market and interest rate changes, the Fund may utilize various publicly or privately traded instruments including options, futures contracts or options on futures contracts or stock or finan-cial index options or futures thereon. The range of permissible hedging activ-ities may well change over time as new instruments are created or regulatory changes occur. In addition, the Fund may utilize such contracts or options as a means of increasing the yield and/or total return of the Fund's portfolio. Such trading strategies are a generally accepted part of portfolio management engaged in by many mutual funds. The Fund's use of futures and options on futures would in all cases be consistent with applicable regulatory require-ments and in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Ex-change Act and any applicable state laws. Hedging instruments have risks asso-ciated with them including possible failure of delivery, illiquidity and mar-ket risks.

RISKS
In addition to the risks described above, the use of options and futures transactions for hedging purposes entails certain other risks. In particular, the variable degree of correlation between price movement of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the Fund's position. In addi-tion, futures transactions markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund might not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to mini-mize the risk of loss due to the decline in the value of the hedged portion, at the same time they tend to limit any potential gain which might result from an increase in value of such position. The ability of the Fund to hedge suc-cessfully would depend on the Manager's ability to forecast pertinent market movements, which cannot be assured. Furthermore, the Fund's holding period in its portfolio assets could be suspended during the period in which risks were hedged. As described below in "Taxes--Dividends", the Fund must satisfy cer-tain holding period requirements to be eligible for the dividends-received de-duction. Finally, the daily deposit requirements in futures contracts would create an ongoing greater potential financial risk than would purchases of op-tions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions would reduce net asset value.

QUALITY
The Fund will invest in preferred stocks and debt obligations which are rated at the date of purchase as investment grade, which means that such securities will be rated no lower than Baa by Moody's or BBB by S&P or BBB by D&P, or BBB by Fitch. Securities rated Baa by Moody's, BBB by S&P or Fitch or D&P gener-ally are regarded as having an adequate capacity to pay interest and repay principal. However, such securities lack outstanding investment characteris-tics and in fact have speculative characteristics as well. Generally, the Fund will not invest in securities rated lower than Baa by Moody's or BBB by S&P, or Fitch, or D&P, respectively, but may do so if the Manager believes the fi-nancial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Man-ager believes the issuer's assets are sufficient to insure that the issuer can repay its outstanding obligations. The Fund will not invest more than 5% of its assets in securities rated below investment grade. The Fund may also in-vest in unrated securities if the Manager determines that such securities present attractive investment opportunities and are of comparable quality to the other securities in which the Fund may invest.

OTHER POLICIES
Among other things, the Fund may not make loans (other than repurchase agree-ments), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities, not exceeding 5% of the value of its assets, pursuant to SEC requirements and the exchanges on which such securities are traded; issue securities senior to its stock; or invest more than 5% of the value of its assets in repurchase agree-ments or when-issued or delayed delivery transactions.

                                    -- 5 --

 HOW TO BUY SHARES


CONTINUOUS OFFERING
Shares of the Fund are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced") plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B and Class C Shares). The Class R Shares are designed for institu-tional investors, with a minimum initial investment of $1,000,000. The Class R Shares are sold at net asset value with no front-end sales load, no contingent deferred sales load and no Rule 12b-1 charge. When placing purchase orders, investors should specify whether the order is for Class A, Class B, Class C, or Class R Shares. All purchase orders that fail to specify a Class will auto-matically be invested in Class A Shares. Purchases may be made as described below under "Purchase Through Dealers" and "Purchase by Check." The Fund re-serves the right to reject any order for shares.

CLASSES OF SHARES
Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares, are authorized for the Fund. They are described fully in the SAI. The following table shows the total sales charges or underwriting dis-counts and dealer concessions for each amount.

CLASS A SHARES

                                  TOTAL SALES
                                     CHARGE
                            ----------------------------------------------------------------
                                                                DEALER CONCESSION OR AGENCY
         SIZE OF TRANSACTION     PERCENTAGE OF   PERCENTAGE OF   COMMISSION AS PERCENTAGE
      AT PUBLIC OFFERING PRICE  OFFERING PRICE  NET ASSET VALUE      OF OFFERING PRICE
-------------------------------------------------------------------------------------------

      Less than
       $50,000                        4.20%          4.38%                 3.70%
      $50,000 to
       $100,000                       4.00           4.18                  3.50
      $100,000 to
       $250,000                       3.50           3.65                  3.00
      $250,000 to
       $500,000                       2.50           2.61                  2.00
      $500,000 to
       $1,000,000                     2.00           2.09                  1.50
      $1,000,000
       and over                         --             --                    --*


  *A CDSL may be imposed as described below.

  No sales charge will be assessed on purchases by stockholders who owned shares of the Fund on June 4, 1992.


Class A Contingent Deferred Sales Load. There is no initial sales charge on purchases of Class A Shares of the Fund for purchases aggregating $1 million or more. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a Class A contingent deferred sales load ("CDSL") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of ei-ther (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less.

CLASS B SHARES
Class B Shares are offered at net asset value, without an initial sales charge, subject to a continuing 0.95% annual distribution fee. Class B Shares are subject to a declining contingent deferred sales load ("CDSL") if you re-deem your shares within six years from the purchase date. This CDSL charge is 5%, 4%, 4%, 3%, 2% and 1% for years one through six. Class B Shares automati-cally convert to Class A Shares at the end of eight years. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed.

The Distributor pays a 0.20% service fee to dealers in advance for the first year upon the sale of Class B Shares. After the shares have been held for a year, the Distributor pays the fee monthly. In addition, the Distributor pays sales commission of 3.80% of the purchase price to dealers from its own re-sources at the time of sale.

CLASS C SHARES
Class C Shares are offered at net asset value, without initial sales charge, subject to a continuing 0.95% annual distribution fee (of which .75% is an as-set based sales charge and .20% is a service fee) and a CDSL of 1% if redeemed within one year of the purchase date. The first year of the annual distribu-tion fee is paid to the Distributor, and in subsequent years 0.75% is paid to the dealer and 0.20% is paid to the Distributor.

CLASS R SHARES
You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified categories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former directors of the Fund; bona fide, full-time and retired employees of Flagship, and subsidiaries thereof, or their imme-

                                    -- 6 --
diate family members; any person who, for at least 90 days, has been an offi-cer, director or bona fide employee of any Authorized Dealer, or their immedi-ate family members; officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based "wrap" fees for their services.

If you are eligible to purchase either Class R Shares or Class A Shares with-out a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Flagship Funds Inc. (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, conse-quently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefit of the services to be provided by Au-thorized Dealers against the annual service fee imposed upon the Class A Shares.

The minimum purchase required to open an account in the Fund is $3,000. For investments by Individual Retirement Accounts or Keogh accounts, the minimum initial purchase is $1,000. Additional purchases of $50 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A or Class R Shares. The Fund executes purchase orders immediately prior to decla-ration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Redeem Shares" and "Distributions and Yield." Because dividends do not begin until payment is received, you should request your dealer to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your dealer or bank may be earning interest on your funds.

At various times the Distributor may implement programs whereby a dealer's sales force may be eligible for nominal awards or whereby the Distributor will reallow to any dealer that sponsors sales programs conforming to criteria es-tablished by the Distributor up to an additional 0.50% of the sales generated by the dealer (but never, together with the commission, more than the total sales charge) at the public offering price during such program (see "About the Distributor" below). These programs will not affect the price investors pay for shares or the amount that the Fund will receive from such sale. A sales-person and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact your dealer or the Distributor. Where a dealer receives the total sales charge, such dealer may be deemed to be an underwriter.

PURCHASE THROUGH DEALERS
To purchase shares through a dealer, you should request your dealer to trans-mit an order to Boston Financial for the appropriate number of shares and make arrangements with your dealer to transmit funds for the purchase. Your dealer may require you to fill out an Application Form or similar application.

The public offering price is based on net asset value and includes the appli-cable sales charge. Because the Fund determines net asset value for each se-ries daily as of the close of the regular trading session (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally three business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

PURCHASE BY CHECK
To purchase shares by check, please mail the amount you wish to invest and, in the case of a new account, a completed Application Form to: Boston Financial,
Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509. Checks should be made payable to Flagship Utility Income Fund. Orders will be priced at the public offering price based on the net asset value (including the applicable sales charge) next determined after the order is received and will be executed on the day the check is received. All purchases made by check should be in U.S. dollars. Third-party checks will not be accepted.

AUTOMATIC INVESTMENT PLAN
The Fund offers current stockholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On any regular busi-ness day between the fifth and twenty-eighth of each month, the amount you specify ($50 minimum) will be transferred from your bank to

                                    -- 7 --
the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Stockholders can change the amount or discontinue their participation in the plan by written notice to Boston Financial thirty (30) days prior to fund transfer date. Be-cause a sales charge is applied on new Class A Shares purchased, it would be disadvantageous to purchase Class A Shares while also making systematic with-drawals.

GENERAL
All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional oper-ating costs and for investor convenience, share certificates will not be is-sued, except by special arrangement. The Fund's transfer agent will send to each stockholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such trans-action) by such stockholder and a quarterly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior months.

REDUCED SALES CHARGES
During the continuous offering, the Distributor will offer several reduced sales charge programs as described below.

1. CUMULATIVE PURCHASE DISCOUNT (CLASS A SHARES ONLY)
Whenever an individual stockholder purchases Class A Shares of the Fund, such individual stockholder may aggregate his holdings of all Class A Shares in any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor and any current purchases of Class A Shares to determine the applicable sales charge. A reduced sales charge will be imposed if the aggre-gated amount qualifies for one according to the rate schedule. An individual stockholder may also aggregate the holdings of a spouse, any of their children and parents in the same fashion when making a particular purchase. Finally, for purposes of determining the applicable sales charge, trusts and other fi-duciaries may aggregate the holdings of each trust estate or other fiduciary account in the same fashion even if the beneficiaries are unrelated. Any stockholder may also combine his holdings of Class A Shares subject to a front-end sales charge and current purchases of Class A Shares in all of such funds distributed by the Distributor in order to qualify for a reduced sales charge on any particular purchase.

2. LETTER OF INTENT (CLASS A SHARES ONLY)
A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to invest, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any sin-gle trust estate or other fiduciary account. All investments in the Fund or any other mutual fund distributed by the Distributor which is sold with a sales charge count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single pur-chase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appro-priate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

3. BROKER/DEALER AND FLAGSHIP EMPLOYEES
In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling Agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that cer-tain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, directors and full-time em-ployees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor", "officers", "directors" and "employees" in-clude such persons' spouses, children and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, director, employee, spouse, child or parent.

4. GROUP PURCHASES (CLASS A SHARES ONLY)
Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may pur-chase shares at net asset value (without sales charge) where the amount in-vested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclu-sive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar ca-pacity.

                                    -- 8 --

A "qualified group" is one which (i) has previously been in existence, (ii) has a primary purpose other than acquiring Fund shares at a discount and (iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases.

Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value deter-mined on the day that the funds are received in proper form by the Fund.

5. REDEMPTIONS FROM UNRELATED FUNDS
Shares of the Fund may be purchased at net asset value where the amount in-vested is documented to the Fund to be proceeds from (i) the redemption (within one year of the purchase of Fund shares) of shares of unrelated in-vestment companies on which the investor has paid initial or contingent de-ferred sales charges or is no longer subject to a CDSL, (ii) the redemption of related or unrelated investment companies with a Class R Share or a share class similar in all material respects to Flagship's Class R Shares or (iii) a Unit Investment Trust.

6. WRAP FEE ACCOUNTS (CLASS A OR CLASS R SHARES ONLY)
Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, recordkeeping or other services.

7. WAIVER OF CDSL
For purchases of Class A Shares in amounts over $1,000,000, the contingent de-ferred sales load may be waived for purchases through a broker/dealer that waives its commission.

LETTER OF INTENT ESCROW PROVISION (CLASS A SHARES ONLY)
It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains dis-tributions on the escrowed shares will be credited to the stockholder's ac-count in shares. If the total purchases, less redemptions by the stockholder, his spouse, children and parents, equal the amount specified under this Let-ter, the shares held in escrow will be deposited to the stockholder's open ac-count or delivered to the stockholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price ad-justment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the stockholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such pur-chases had been made at a single time. Upon such remittance the shares held for the stockholder's account will be deposited to his account or delivered to him or to his order. If within 20 days after written request by the Distribu-tor such difference in sales charge is not paid, the Distributor is hereby au-thorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the stockholder. The stockholder or his dealer will inform Boston Financial that this Letter is in effect each time a purchase is made.

 HOW TO REDEEM SHARES


Upon receipt by Boston Financial through one of the methods discussed below of a proper redemption request (indicating your name and account number and the dollar or share amount to be redeemed from the particular series), the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. Neither the Distributor nor the Fund charges a fee or a commission for redemption. For further information on redemptions or exchanges, please contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

REDEMPTION THROUGH DEALERS
You may redeem shares through any dealer which has a Selling Agreement with the Distributor. Your dealer is responsible for transmitting the redemption request to Boston Financial by the close of trading on the New York Stock Ex-change on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.

OTHER REDEMPTION METHODS
You may redeem shares by telephone (provided that you did not reject the tele-phone redemption service on your application) toll free at: 1-800-225-8530, or for TDD,

                                    -- 9 --

1-800-360-4521. For funds to be wired ($5,000 minimum on wires) the completed bank account information portion of the telephone redemption section in the application must already be on file with Boston Financial. Proceeds will be wired normally on the next business day Boston Financial is open for business. For all other redemptions your redemption request must be submitted in writing to Boston Financial at the address below. The Fund's purchase application re-lieves the Fund and the Transfer Agent (Boston Financial) of any liability for loss, costs, or expenses arising out of telephone redemptions that are reason-ably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instructions. The procedures include requiring a form of personal identifica-tion prior to acting on telephone instructions, recording such instructions, and providing written confirmation of such transactions.

Payment will be made by sending a check to you at the address on your most re-cent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regu-lations following receipt of the redemption request in proper form. For re-demption requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account ex-actly as it is registered. All signatures must be guaranteed (see below). The letter must be mailed to: Boston Financial, Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509.

SIGNATURE GUARANTEE
Boston Financial may require a signature guarantee on certain written transac-tion requests. A signature guarantee may be executed by any eligible guaran-tor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the in-stitution that they are an eligible guarantor prior to signing.

FURTHER INFORMATION
If you redeem all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance. Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares of any stock-holder whose redemptions cause the value of its holdings to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the stockholder, the stockholder will be given written notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will in-crease the value of his holdings to at least $1,000. Accounts with balances of less than $25 will be redeemed without written notice. No CDSL will be imposed on involuntary redemptions.

Shares purchased other than by Federal Funds wire or bank wire may not be re-deemed by telephone until 15 calendar days after the purchase of such shares, but may be redeemed pursuant to the ordinary redemption procedure during such period. For further details on redemption, contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

 EXCHANGE AND REINVESTMENT PRIVILEGE


Any Class A Shares which have been registered in a stockholder's name for at least 15 calendar days, except shares of money market funds, may be exchanged on the basis of relative net asset value per share for Class A Shares of any other tax exempt, or taxable fixed-income fund or series thereof distributed by the Distributor in any state where such exchange may legally be made. Simi-larly, Class C Shares may be exchanged for Class C Shares of any other fund or series thereof distributed by the Distributor which are sold pursuant to a similar CDSL arrangement on the basis of relative net asset value per share without the payment of any CDSL otherwise due upon redemption of Class C Shares. For purposes of computing the CDSL payable upon the redemption of shares acquired through such an exchange, the period of time for which the in-vestor held the Class C Shares will be counted toward the holding period ap-plicable to the Class C Shares which the investor acquired through the ex-change. In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least the minimum amount required to make an initial investment in the fund for which the ex-change is being made. Shares must be on deposit at Boston Financial before the exchange can be made. Stockholders of the Fund should obtain and read a cur-rent prospectus of the fund into which the exchange is to be made before ef-fecting an exchange.

Stockholders with the desire to automatically exchange shares of a predeter-mined amount on a monthly, quarterly, or annual basis may take advantage of the systematic exchange plan. Please refer to the account application to es-tablish this plan.

The exchange privilege may be modified or terminated at any time. The Fund re-serves the right to limit the number of times an investor may exercise the ex-change privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from Boston Financial or the Distributor and submit it to Boston Financial. If you have certificates for any shares be-ing exchanged, you must surrender such certificates at the time of exchange.

A stockholder who has redeemed shares may repurchase at net asset value, with-out a sales charge, shares of the Fund or

                                   -- 10 --
shares of other funds with a sales charge distributed by the Distributor in any amount between the stated minimum investment amount of such fund and the proceeds of redemption. The reinvestment request must be received by Boston Financial within 1 year of the redemption and this feature may be exercised by a stockholder only twice per calendar year.

An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, stockholders who exchange be-tween funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules. For further details on exchanges or reinvestment, please contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.

 SYSTEMATIC WITHDRAWAL PLAN


Accounts with a value greater than $10,000 may establish a Systematic With-drawal Plan ("SWP") and receive monthly or quarterly checks for $50 or more as specified by the stockholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemp-tion shares held in the stockholder's account. To the extent that redemptions for a SWP exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by Boston Financial. Maintaining a SWP concurrently with an in-vestment program would be disadvantageous because of the sales charges in-cluded in share purchases. Therefore, a stockholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The stockholder by written instructions to Boston Financial may withdraw from the program, change the payee or change the dollar amount of each pay-ment. Boston Financial may charge the account for services rendered and ex-penses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by Boston Financial on 60 days' notice in writing to the stockholder in the event that the Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

 DIRECT DEPOSITS


Stockholders can have dividends or SWP redemption proceeds deposited electron-ically into their bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the stockholder's bank must be a member of Automated Clearing House. In addition, the stockholder must (1) fill out the appropriate section of the application attached to this Prospec-tus and (2) include with the completed application a voided check from the bank account into which redemptions are to be deposited. Once Boston Financial has received the application and the voided check, such stockholder's desig-nated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a stockholder may termi-nate participation at any time by written notice to Boston Financial.

 HOW FUND SHARES ARE PRICED


For purposes of pricing purchases and redemptions, the net asset value of each class of shares of the Fund is separately determined by Boston Financial as of the close of the regular trading session on the New York Stock Exchange on each day that the Exchange is open for business (and will also be computed as of 4:00 p.m., New York time, on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfo-lio securities of the Fund such that net asset value per share might be af-fected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares out-standing at the time the determination is made.

Assets of the Fund for which market quotations are readily available are val-ued at market value. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC. Other as-sets and securities are valued at their fair value as determined in good faith under procedures established by the Directors of the Fund.

 TAXES


The following discussion is a general summary of certain of the current fed-eral income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for informa-tion regarding any state, local or foreign taxes that may be applicable to them.

The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be subject to federal income tax to the extent it dis-tributes its income to its stockholders. In order to so qualify, certain gross income and other requirements must be satisfied.

                                   -- 11 --

DIVIDENDS
Dividends other than capital gain dividends paid by the Fund to individuals will be taxable as ordinary income. If the Fund qualifies for taxation as a RIC and satisfies certain requirements discussed below, dividends paid by the Fund (other than capital gain distributions, which are discussed separately below) will be eligible, whether paid in cash or in additional shares, for the 70% dividends-received deduction that is available to corporate taxpayers to the extent attributable to dividends received by the Fund from domestic corpo-rations. After giving effect to such 70% deduction, such dividends are subject to a maximum effective rate of federal corporate income tax of approximately 10.5%, in contrast to the maximum federal corporate income tax rate of approx-imately 35%.

Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described be-low under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends dis-tributed by the Fund may qualify for the dividends-received deduction.

In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its invest-ment company taxable income and net capital gain, a portion of each distribu-tion will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital re-duce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

For purposes of the alternative minimum tax imposed on corporations, alterna-tive minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative mini-mum taxable income. Accordingly, an investment in the Fund may cause a corpo-rate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS
In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disre-garded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stock-holder will similarly satisfy the 46-day holding period on reinvested divi-dends declared with respect to such shares to the extent that such stockhold-er's total redemptions during any period do not exceed its total investment in such shares immediately prior to such period and are properly identified, as described below, as relating to such shares.

In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stock-holders are urged to consult their tax advisers.

CAPITAL GAIN DISTRIBUTIONS
The Fund will be subject to federal income taxation (at the capital gain rate) on its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless such amounts are distributed to the stock-holders and designated as capital gain distributions. If the Fund distributes such capital gain distributions, the stockholders will treat such amounts as a long-term capital gain for purposes of computing their own federal income tax liability. Alternatively, the Fund may pay the tax with respect to the net capital gain and then designate, but not distribute, all or a portion of such gain. Stockholders will treat such designated amounts as a capital gain on their federal income tax returns, but they will receive a credit or refund equal to the federal income taxes paid by the Fund with respect to such capi-tal gains. Any actual or designated distributions attributable to net capital gains will not be eligible for the dividends-received deduction. If a capital gain distribution is

                                   -- 12 --
paid with respect to any shares which are sold at a loss after being held for six months or less, then any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dis-tribution.

REDEMPTIONS
Redemptions of shares will be taxable transactions for federal income tax pur-poses. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount re-ceived. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

STATE AND LOCAL TAXES
Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently than federal income taxes thereon. Stockholders should consult their own tax advisors as to the state and local tax consequences of investing in the Fund.

 DISTRIBUTIONS AND YIELD


DISTRIBUTIONS
The Fund will seek to distribute all of its income each year. The Fund de-clares dividends daily immediately prior to the close of business, from its net investment income. Each such dividend will be payable with respect to fully paid shares to stockholders of record at the time of declaration. All daily dividends declared during a given month will be paid as of the last cal-endar day of the month. Distributions of realized net capital gains, if any, will generally be declared and paid at the end of the year in which they have been earned. In accordance with SEC regulations, the Fund may include its cur-rent yield and/or return in advertisements or information furnished to stock-holders or potential investors.

DIVIDEND PAYMENT OPTIONS
Several dividend payment options are available to stockholders. The activation of these options varies with the nature of a stockholder's administrative re-lationship with the Fund.

If the stockholder receives periodic statements regarding the Fund from their broker/dealer, then all dividends are automatically paid in cash unless the stockholder instructs their broker/dealer to implement a different option.

If the stockholder receives a periodic statement directly from the Fund, then all dividends are automatically reinvested unless the stockholder instructs the Fund to implement a different option.

The dividend payment options are to:

1. Automatically reinvest all interest and capital gains distributions.

2. Pay interest dividends in cash, and reinvest capital gains distributions.

3. Pay both interest and capital gains distributions in cash.

4. Direct all dividends to another Flagship tax exempt account which has an identical registration and tax identification number (the $3,000 minimum initial investment applies).

5. Have dividends deposited electronically via Automated Clearing House ("ACH") into a bank account. See "Direct Deposits" and "Systematic Withdrawal Plan" above.

If a stockholder's dividend or capital gains distribution check is returned by the postal or other delivery service, such stockholder's check may be rein-vested in their account. The stockholder's distribution options may also be converted to having all dividends and other distributions reinvested in addi-tional shares.

All reinvested or directed dividends will be at net asset value without any sales charge. Your broker, or a Flagship customer service representative can help you change your option from your initial account opening instructions.

TAX OBJECTIVES OF DIVIDEND POLICY FOR CORPORATE INVESTORS
The Fund's dividend procedures are designed to maximize the Federal income tax advantage of the 70% dividends-received deduction to domestic corporate stock-holders. Although the Fund and the Manager believe that the Fund will be able to achieve its tax objectives, there can be no assurances on this matter. For further information regarding the dividends-received deduction, see the State-ment of Additional Information, "Taxes."

CAPITAL GAIN DISTRIBUTIONS
Normally the Fund will make a distribution of realized net capital gain for a taxable year within 75 days after the end of such year (June 30) and may make an additional distribution in order to avoid an excise tax which is imposed on any undistributed income if substantially all of such income has not been de-clared and distributed within certain time periods. The Fund retains the dis-cretion, however, not to distribute all or a portion of such gain if, in its judgment, nondistribution of such gain would help achieve the tax objectives of the Fund.

YIELD AND TOTAL RETURN CALCULATION
The yield for each class of the Fund's shares is calculated in accordance with the SEC's standardized yield formula. Under this formula, dividend and inter-est income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement pe-

                                   -- 13 --
riod to arrive at a daily income rate. This daily income rate is then ex-pressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

The average annual total return for each class of the Fund's shares for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment pe-riod is then expressed as an average annual total rate of return.

The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percent-age change in the value of an account between the beginning and end of a peri-od, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also quote a tax equivalent cur-rent yield for corporate investors assuming the availability of the 70% divi-dends-received deduction for all of the Fund's daily dividends and an appro-priate specified corporate tax rate. These computations may or may not include the effect of applicable sales charges which, if included, would reduce total return. A nonstandardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class as described above.

Current yield and total return of each class will vary from time to time de-pending on market conditions, the composition of the portfolio, operating ex-penses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the per-formance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See "Yield and Total Return Calculation" in the Statement of Additional Information.

 ABOUT THE INVESTMENT MANAGER


The business and affairs of the Fund are managed under the direction of its Board of Directors. The Manager to the Fund is Flagship Financial Inc., whose principal business address is One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030. The Manager, as well as the Distributor, is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis each serve as a director and an officer of the Fund as well as the Manager and the Distributor.

Pursuant to the terms of an Investment Advisory Agreement, dated November 27, 1984 (the "Advisory Agreement"), the Manager, subject to the general supervi-sion of the Fund's Board of Directors and in conformity with the stated poli-cies of the Fund, renders investment supervisory and corporate administrative services to the Fund. In this regard, it is the responsibility of the Manager to make investment decisions for the Fund and to place the purchase and sale orders. The Manager's Investment Policy Committee, comprised of all of the portfolio managers and principal executive officers, meets monthly to review the domestic economic outlook and the status of the financial markets, and to set the policy guidelines for the management of the Fund. All securities pur-chased must pass certain screening criteria by the portfolio managers and are continuously monitored to various degrees by Credit Research Department ana-lysts. Implementation, trading, and temporary modification of the Fund's strategy is the function of a small team of portfolio managers who back each other up. Each team is led by a designated portfolio manager who is primarily responsible for the day-to-day operations and performance of the Fund. The designated team leader for the Fund is Richard Huber, Vice President of the Manager. Mr. Huber has been employed by the Manager since 1987.

In addition, the Manager performs, or supervises the performance of, adminis-trative services in connection with the Fund including (i) assisting in super-vising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such ad-ministrative and clerical functions as are necessary in order to provide ef-fective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custo-dian, State Street Bank and Trust Company.

As compensation for the services rendered by the Manager under the Advisory Agreement, the Fund will pay the Manager a fee, computed daily and payable monthly, at an annual rate of .50% of its average daily net assets up to and including $100,000,000, plus .45% of such net assets over $100,000,000 up to and including $200,000,000, plus .40% of such net assets over $200,000,000 up to and including $300,000,000, plus .35% of such net assets over $300,000,000 up to and including $500,000,000, plus .30% of such net assets over $500,000,000. For the Fund's fiscal year ended June 30, 1996, the fee paid to the Manager was 0% of average net assets, and the total expenses of the Fund was .98% of average net assets for Class A shares and 1.52% of average net as-sets for Class C Shares.

The Fund has adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

                                   -- 14 --

The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages an aggregate of approximately 4.6 billion in assets, in both taxable and tax-exempt domestic portfolios, primarily for mutual funds, insurance and reinsurance companies, other corporations and employee benefits plans, and is investment adviser to Flagship Tax Exempt Funds Trust, an investment company with assets of approximately 4.0 billion, all assets as of August 31, 1996.

 ABOUT THE DISTRIBUTOR


The Fund has entered into a Distribution Agreement (the "Distribution Agree-ment") with Flagship Funds Inc. (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to the Class A, Class B, and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The Fund's Rule 12b-1 Plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested di-rectors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes estab-lished legal authority. Without in any way limiting the discretion of the di-rectors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis: compensating under-writers, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stock-holder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, produc-tion and dissemination of sales, marketing and stockholder servicing materi-als; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is autho-rized by the directors. Pursuant to the Plan, the Fund through authorized of-ficers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .95% of average daily net assets for the year. Of this amount, 0.75% is an asset based sales charge and .20% is a service fee. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets represented by such person's customers. A sales-person and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Board of Directors may reduce these amounts at any time. Amounts payable by a class of shares may be lower than the maximum and have been described previously. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Under the Plan and related agreements, in the fiscal year ended June 30, 1996 the Fund's Class A Shares paid $102,095 and Class C Shares paid $56,449.

The Distributor periodically undertakes sales promotion programs with broker/dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and bro-ker roundtables where it has the opportunity to present the Distributor's products and services. The Distributor also provides recognition for outstand-ing sales achievements during a year through membership in its Admiral's, Cap-tain's or Yacht Clubs which includes a membership plaque and a recognition me-mento. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically provide food for office meetings. Under appropriate terms it will share with broker/dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situ-ations where there is no retained underwriting commission, i.e., on the sale of Class B, Class C or Class R Shares, the Distributor will periodically pay for similar activities at its own expense.

Various federal and state laws prohibit national banks and some state-chart-ered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders

                                   -- 15 --
would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

 GENERAL INFORMATION


DESCRIPTION OF SHARES
The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. On June 4, 1992 the stockholders approved a change in the name of the Corporation to Flagship Admiral Funds Inc. and a change in the name of the Fund Stock to Flagship Utility Income Fund Portfolio Stock. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, which are divided into five (5) portfolio classes; namely, the Flagship Utility Income Fund Portfolio Stock, The Golden Rainbow--A James Advised Mu-tual Fund Portfolio Stock, the Flagship Short Term U.S. Government Fund Port-folio Stock, the Flagship Limited Term U.S. Government Fund Portfolio Stock and the Flagship Intermediate U.S. Government Fund Portfolio Stock.

The Flagship Utility Income Fund Portfolio Stock consists of 200,000,000 shares, which are divided into five (5) subclasses, designated respectively as the Flagship Utility Income Fund Portfolio Stock, consisting of 3,500,000 shares, and the Flagship Utility Income Fund Portfolio Stock-- Class A, Class B, Class C and Class R, each consisting of 49,125,000 shares. The Golden Rain-bow--A James Advised Mutual Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock, consisting of 15,000,000 shares, and The Golden Rainbow--A James Advised Mutual Fund Portfo-lio Stock--Class A, Class B, Class C and Class R, each consisting of 21,250,000 shares. The Flagship Short Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are designated as the Flagship Short Term U.S. Government Fund Portfolio Stock. The Flagship Limited Term U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Lim-ited Term U.S. Government Fund Portfolio Stock, consisting of 2,000,000 shares and the Flagship Limited Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. The Flag-ship Intermediate U.S. Government Fund Portfolio Stock consists of 100,000,000 shares which are divided into five (5) subclasses, designated respectively as the Flagship Intermediate Term U.S. Government Fund Portfolio Stock consisting of 2,000,000 shares and the Flagship Intermediate Term U.S. Government Fund Portfolio Stock--Class A, Class B, Class C and Class R, each consisting of 24,500,000 shares. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold an-nual meetings of stockholders, it will abide by Section 16 (c) of the 1940 Act which provides that the Directors will call a meeting of stockholders for the purpose of voting on the question of the removal of a Director if so requested in writing by the holders of 10% or more of the Fund's outstanding shares and will assist such stockholders in communicating with the other stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, and such shares are subject to redemption by the Fund, as set forth under "How to Redeem or Exchange." There are no con-version, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when is-sued will be fully paid and nonassessable by the Fund.

 CUSTODIAN AND TRANSFER AGENT


State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02106, is the Fund's custodian, transfer agent and dividend disbursing agent. It also maintains the Fund's accounting records, determines the net as-set value, and performs other stockholder services for the Corporation and each series.

 COUNSEL AND AUDITORS


Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, passes upon certain legal matters for the Corporation and the Fund. Deloitte & Touche LLP, inde-pendent auditors, are auditors for the Fund and advise the Fund as to certain tax matters.

Miles & Stockbridge, Maryland counsel to the Fund, passes upon the legality of the Fund's shares.

 ADDITIONAL INFORMATION


Please direct your inquiries to a Flagship Representative at 1-800-414-7447 or for TDD, 1-800-360-4521.The Fund issues to its stockholders semiannual reports containing unau-

                                   -- 16 --
dited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors.

This Prospectus does not contain all the information included in the Registra-tion Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each in-stance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any represen-tations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

The symbol(R) indicates a registered mark of Flagship Utility Income Fund owned by Flagship Financial Inc.

One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030
1-800-227-4648

(C)1996, Flagship Funds Inc.
                                                           UI-A-3000 (10-24-96)

                                   -- 17 --

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                                    -- 18 --

Flagship Utility Income Fund Application Form


 PLEASE PRINT OR TYPE ALL INFORMATION      PLEASE MAIL THIS APPLICATION AND
                                           YOUR

 NOTE: You must complete Sections 1,       CHECK TO:
 2, 3, 4, 5 and sign the signature         Boston Financial
 line. Your signature is required          Attn.: Flagship Utility Income Fund
 for processing. Complete sections         P.O. Box 8509
 7, 8, 9, 10, 11, 12 and 13 for op-        Boston, MA 02266-8509
 tional services.


1. YOUR ACCOUNT REGISTRATION

 Please check only ONE registration type:
 Owner Name(s) (First, Middle Initial (if used), Last)
 [_] Individual or Joint Account*

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 *Joint tenants with rights of survivorship unless tenancy in common is indicated
 [_] Other Entity

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 [_] Uniform Gift to Minors

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 Custodian Name (One name only)

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 Minor's Name (One name only)
 Minor's state of residence
               ---

2. YOUR MAILING ADDRESS


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 Street or P.O. Box   Suite or Apt. Number

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code
 ()-                 ()-
 ------------------------------------------------------------------------------
 Daytime Phone       Evening Phone
 [_] U.S. Citizen or
 [_] Other (specify) __________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

 For individual or joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

 --------     -------
 Social Security Number

 --- ---------------
 Tax ID Number

4. YOUR INITIAL INVESTMENT

 I want to invest in this Flagship Utility Income Fund.
 Please indicate class of shares

 $  [_] A Shares**
 $  [_] C Shares***

 *Minimum of $3,000. **Front end sales charge. ***Level load. If no share class is marked, investment will automatically be made in A Shares.

 Attach check payable to NAME OF FUND
 [_] Purchase or check through Dealer Account
 [_] Exchange of bonds. (See application and transmittal letter)

5. DIVIDEND/DISTRIBUTION OPTIONS
 If no option is selected, all distributions will be reinvested.
 [_] Reinvest dividends and capital gains.
 [_] Pay dividends in cash, reinvest capital gains.
 [_] Pay dividends and capital gains in cash.
 [_] Direct dividends to an existing account with identical registration.
  Designate the Fund name and account number below.

 ------------------------------------------------------------------------------
 Name of Fund

 ------------------------------------------------------------------------------
 Existing Fund Account Number

 [_] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION
 We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

 ------------------------------------------------------------------------------
 Investment Firm

 ------------------------------------------------------------------------------
 Investment Professional's Name
                          Rep #

 ------------------------------------------------------------------------------
 Branch Address           Branch #

 ------------------------------------------------------------------------------
 City

 --- --------    -------
 StateZip Code
 ()-
 ------------------------------------------------------------------------------
 Investment Professional's Phone Number
 X
 ------------------------------------------------------------------------------
 Signature of Investment Professional

7. LETTER OF INTENT
                (Class A Shares only)
 I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:
    [_] $50,000
               [_] $100,000
                         [_] $250,000
    [_] $500,000
               [_] $1,000,000

8. CUMULATIVE PURCHASE DISCOUNT
 I/we qualify for cumulative discount with the accounts listed below.

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------
 Fund Name

 ------------------------------------------------------------------------------
 Account Number

 ------------------------------------------------------------------------------

                                    -- 19 --

9. AUTOMATIC INVESTMENT PLAN

 Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.
 Date for Investment            (Between 5th and 28th Only)
            ---

 $
 -----------------   Month to Begin Plan_______________________________________
 Amount ($50 Minimum)

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account#

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------       -------
 StateZip Code
 X
 ------------------------------------------------------------------------------
 Signature of Depositor        Date
 X
 ------------------------------------------------------------------------------
 Signature of Joint Depositor  Date

10. SYSTEMATIC WITHDRAWAL PLAN

 A minimum $10,000 balance is required.
 BANK ACCOUNT CREDIT
 Please redeem $          from my account and credit my bank account as indi-
 cated in the banking information section below.
 Month first credit is to be made: ____________________________________________
 Day of the month that I wish the credit to be made:
                            ---
 (Between the 5th and 28th only.)
 Please credit my account for each month I have selected.

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]
   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

 CHECK
 Please redeem $          from my account on or about the 31st of each month
 as selected above.
 Month first credit is to be sent: ____________________________________________
 Send checks to: [_] Address on account
         [_] Special address (complete below)

 ------------------------------------------------------------------------------
 Payee

 ------------------------------------------------------------------------------
 Street

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code

11. SYSTEMATIC EXCHANGES

 IMPORTANT: The account registrations for the originating and receiving funds must be identical. I hereby authorize automatic exchanges of;
 Amount $            ($50 minimum)
 From fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Into fund name _______________________________________________________________
 Account no. (if known) _______________________________________________________
 Exchanges will be made on or about the 16th of these months:

   JAN            FEB                   MAR                   APR                   MAY                   JUN
   [_]            [_]                   [_]                   [_]                   [_]                   [_]
   JUL            AUG                   SEP                   OCT                   NOV                   DEC
   [_]            [_]                   [_]                   [_]                   [_]                   [_]

12. TELEPHONE REDEMPTION

 I/we hereby authorize the Fund to implement the following telephone redemp-tion requests (under $50,000 only) without signature verification to the reg-istered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

 ------------------------------------------------------------------------------
 Name of Bank

 ------------------------------------------------------------------------------
 Bank Account#

 ------------------------------------------------------------------------------
 Bank's Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code

 [_] I do not authorize redemption by telephone.

13. INTERESTED PARTY MAIL/DIVIDEND MAIL
 [_] Send duplicate confirmation statements to the interested party listed be-
  low.
 [_] Send my distributions to the address listed below.

 ------------------------------------------------------------------------------
 Name of Individual

 ------------------------------------------------------------------------------
 Street Address

 ------------------------------------------------------------------------------
 City

 ---  --------     -------
 StateZip Code
SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a cur-rent Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transac-tions authorized by telephone against any claim, loss, expense or damage, in-cluding reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
 1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.
 2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.
NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.
X                                        X
--------------------------------------   --------------------------------------
Signature                    Date        Signature (Joint Tenant)      Date
THANK YOU FOR YOUR INVESTMENT IN THE FUND. YOU WILL RECEIVE A CONFIRMATION STATEMENT SHORTLY.

                                   -- 20 --

                          FLAGSHIP ADMIRAL FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 24, 1996

        ONE DAYTON CENTRE, ONE SOUTH MAIN STREET; DAYTON, OH 45402-2030

                      FLAGSHIP UTILITY INCOME FUND SERIES

  This Statement of Additional Information provides certain detailed informa-tion concerning the Fund. It is not a Prospectus and should be read in con-junction with the Fund's current Prospectus for the Flagship Utility Income Fund, a copy of which may be obtained without charge by written request to:
Flagship Funds Inc., One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030; by telephone at: (800) 227-4648, or for TDD at (800) 360-4521.

  This Statement of Additional Information relates to the Flagship Utility In-come Fund Prospectus dated October 24, 1996.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Investment Objectives and Policies........................................     2
Shares of the Fund........................................................     5
Officers, Directors and Stockholders......................................     6
Investment Advisory Services..............................................     7
Taxes.....................................................................     8
Yield and Total Return Calculation........................................    11
Distributions.............................................................    12
Distributor...............................................................    13
Custodian and Transfer Agent..............................................    15
Auditors..................................................................    15
Portfolio Transactions....................................................    15
Purchase, Redemption and Pricing of Shares................................    16
Servicemark and Trademark.................................................    16
Other Information.........................................................    16
Financial Statements......................................................   F-1
Appendix I--Description of Securities Ratings.............................   I-1
Appendix II--Description of Hedging Techniques............................  II-1
Appendix III--Corporate Tax Equivalent Chart.............................. III-1

                      INVESTMENT OBJECTIVES AND POLICIES

  Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Flagship Utility Income Fund ("Utility Income Fund") has adopted the following investment re-strictions (which supplement the matters described under "The Fund and Its Ob-jective" in the Utility Income Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Invest-ment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The Utility Income Fund may not:

  (1) Purchase the securities of any one issuer, other than the U.S. Govern-ment or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total as-sets may be invested without regard to such 5% and 10% limitations;

  (2) Make loans, except to the extent the purchase of debt obligations (in-cluding repurchase agreements) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

  (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary ba-sis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 25% of the Portfolio's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made;

  (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

  (5) Mortgage, pledge or hypothecate any assets except in an amount up to 50% of the value of the Portfolio's net assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

  (6) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts (except for bona fide hedging purposes) or oil and gas interests.

  (7) Acquire securities of other investment companies (other than in connec-tion with the acquisitions of such companies).

  (8) Act as an underwriter of securities or invest more than 10% of the Port-folio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

  (9) Purchase securities on margin, make short sales of securities or main-tain a net short position.

  In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the Utility Income Fund has determined that it will not in-vest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

  The Fund places no restrictions on portfolio turnover except as may be nec-essary to maintain its status as a regulated investment company under the In-ternal Revenue Code of 1986, as amended (the "Code").

  Repurchase Agreements. The Utility Income Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, in an amount up to 5% of its total assets, under which such Fund acquires securities and agrees to resell the securities to the other party at an agreed upon time and at an agreed upon price. The Fund would accrue as interest the difference be-tween the amount it pays for the securities and the amount it receives upon resale. At the time it enters into a repurchase agree-ment, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Utility Income Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government secu-rities or broker-dealers registered with the Securities and Exchange Commis-sion. The underlying securities will only consist of U.S. Government or Gov-ernment Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and ex-penses potentially involved in establishing the Fund's rights to, and in liq-uidating the security may result in a loss.

  Leverage. The Utility Income Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make ad-ditional portfolio investments. If a Portfolio were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the invest-ment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "lever-age."

  The 1940 Act limits the amount of money a fund may borrow to 33 1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made; the Utility Income Fund has elected to restrict its borrowings to a maximum amount of 25%. If a Portfolio were to borrow money and the value of its assets were to fall below the statu-tory coverage requirement for any reason, the Portfolio would have to take corrective action to achieve compliance within three business days and accord-ingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

  "When Issued" Transactions. The Utility Income Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to com-plete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund en-gages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its in-vestment objective and policies and not for the purpose of investment lever-age.

  Diversification. As a diversified fund, the Utility Income Fund may not pur-chase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Utility Income Fund's total assets may be invested without regard to such 5% and 10% limitations.

GENERAL CHARACTERISTICS AND RISKS OF OPTIONS AND FUTURES

  Put Options. A put option gives the purchaser of the option the right to sell and the writer of the option the obligation to buy the underlying secu-rity at the exercise price during the option period. The purchase of a put op-tion on a security would be designed to protect the Fund's holdings in a secu-rity against a substantial decline in the market value. The Fund is authorized to purchase exchange-listed options and over-the-counter options ("OTC Op-tions"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such op-tions. OTC options shall be treated as illiquid.

  The Fund's ability to close out its position as a purchaser of an exchange-listed put option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in cer-tain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to par-ticular classes or series of options or underlying securities; (iv) interrup-tion of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expi-ration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

  The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the op-tion markets close before the markets for the underlying securities, signifi-cant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

  Characteristics. The Fund may sell financial futures contracts or purchase put options on such futures as a hedge against anticipated interest rate changes and may purchase stock index options or futures thereon to hedge against changes in the equity markets. It may also utilize such investments to hedge currency risk. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an op-tion on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Stock index options may also be listed on a stock exchange.

  Limitations on Use of Options and Futures. The Fund's use of futures and op-tions on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commod-ity Exchange Act.

  Risks. Typically, investment in futures contracts requires the Fund to de-posit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified securi-ties which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctu-ates. Investment in options involves payment of a premium for the option with-out any further obligation on the part of the Fund.

  The Fund will not engage in transactions in futures contracts or related op-tions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addi-tion, the Fund will not enter into a futures contract or related option (ex-cept for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). Also, when re-quired, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract.

  Hedging transactions present certain risks. In particular, the variable de-gree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circum-stances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the ini-tial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged posi-tion, at the same time they tend to limit any potential gain which might re-sult from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to predict perti-nent market movements, which cannot be assured. Finally, the daily deposit re-quirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net as-set value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

                              SHARES OF THE FUND

  Four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Class R Shares are authorized for the Fund. Currently, the Fund is offering Class A and C Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four clas-ses of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distri-bution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (as described below). The net income attrib-utable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution serv-ices fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class R Shares is expected to be substan-tially the same, but it may differ from time to time.

  1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in the Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongo-ing distribution services fee (see "About the Distributor" in the Prospectus). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" in the Prospectus). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Ex-change And Reinvestment Privilege" in the Prospectus. The investor or the in-vestor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased. Class A Shares may be subject to a CDSL as ex-plained in the Prospectus under "Class A Contingent Deferred Sales Load".

  2. Class B Shares. Class B Shares are sold at net asset value (see "Net As-set Value") without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distribu-tor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the pur-chase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

  Class B Shares automatically convert into Class A Shares after 8 years after the end of the month in which a stockholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribu-tion services fee.

  For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a stockholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the stockholder's ac-count (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will con-vert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the conversion period after the end of the month in which the shares were issued.

  The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

  3. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSL if they are re-deemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution services fee of 0.95% (see "About the Distributor" in the Prospectus). The Class C Shares have no conver-sion rights.

  The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be as-sessed on Class B or Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the disability (as determined in writing by the Social Secu-rity Administration) or death of a stockholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) when Class B or Class C Shares are exchanged for Class B or Class C Shares of other Flagship funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" in the Prospectus). In the case of an exchange, the length of time that the investor held the original Class B or Class C Shares is counted to-wards satisfaction of the period during which a deferred sales charge is im-posed on the Class B or Class C for which the exchange was made.

  4. Class R Shares. You may purchase Class R Shares with monies representing dividends and capital gain distributions on Class R Shares of the Fund. Also, you may purchase Class R Shares if you are within the following specified cat-egories of investors who are also eligible to purchase Class A Shares at net asset value without an up-front sales charge: officers, current and former di-rectors of the Fund; bona fide, full-time and retired employees of Flagship, and subsidiaries thereof, or their immediate family members; any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members; officers and direc-tors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates; and bank or broker-affiliated trust departments; persons investing $1 million or more in Class R Shares; and cli-ents of investment advisers, financial planners or other financial intermedi-aries that charge periodic or asset-based "wrap" fees for their services.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differ-ences between these two classes of shares. Class A Shares are subject to an annual distribution fee to compensate Flagship Funds Inc. (the "Distributor") for distribution costs associated with the Fund and to an annual service fee to compensate Authorized Dealers for providing you with ongoing account serv-ices. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or lev-els of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS

  The directors and executive officers of the Fund are listed below. All of the Directors and officers hold the equivalent positions with Flagship Tax Ex-empt Funds Trust and the series thereof. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030, which is also the address of the Fund.

  The "interested" directors of the Fund (as defined in the 1940 Act) are in-dicated by an asterisk (*).

                                                               PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITIONS WITH THE FUND            DURING PAST FIVE YEARS
 ------------------------- ----------------------- -------------------------------------------
 Bruce P. Bedford*         Director                Chairman and Chief Executive Officer of
                                                   Flagship Resources Inc. ("Flagship"), Flag-
                                                   ship Financial Inc. (the "Manager"), and
                                                   Flagship Funds Inc. (the "Distributor").
 Richard P. Davis*         President and Director  President and Chief Operating Officer of
                                                   Flagship, the Manager, and the Distributor.
 Robert P. Bremner         Director                Private Investor and Management Consultant.
 3725 Huntington St., N.W.
 Washington, DC 20015

                                                               PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITIONS WITH THE FUND            DURING PAST FIVE YEARS
 ------------------------- ----------------------- -------------------------------------------
 Joseph F. Castellano      Director                Professor and Former Dean, College of Busi-
 4249 Honeybrook Avenue                            ness and Administration, Wright State Uni-
 Dayton, OH 45415                                  versity.
 Paul F. Nezi              Director                Senior Vice President of Marketing and Un-
 227 E. Dixon Avenue                               derwriting, TRIGON Blue Cross Blue Shield;
 Dayton, OH 45419                                  prior to October, 1996, Executive Vice
                                                   President and Chief Marketing Officer,
                                                   ChoiceCare; prior to March, 1993, Vice
                                                   President and General Manager, Advanced Im-
                                                   aging Products, a division of AM Interna-
                                                   tional; prior to March, 1991, Partner,
                                                   Hooper & Nezi, a marketing and communica-
                                                   tions firm.
 William J. Schneider      Director                Senior Partner of Miller-Valentine Part-
 4000 Miller-Valentine Ct.                         ners; Vice President of Miller-Valentine
 P.O. Box 744                                      Realty, Inc.
 Dayton, OH 45401
 M. Patricia Madden        Vice President          Vice President, Operations, of the Distrib-
                                                   utor.
 Michael D. Kalbfleisch    Treasurer and Secretary Vice President and Chief Financial Officer
                                                   of Flagship, the Manager, and the Distribu-
                                                   tor.
 LeeAnne G. Sparling       Controller              Director of Portfolio Operations of the
                                                   Manager.

                            COMPENSATION: DIRECTORS

                                                           TOTAL COMPENSATION FROM
                                                               REGISTRANT AND
                                                           FUND COMPLEX (ALL OTHER
                                      AGGREGATE            FLAGSHIP MUTUAL FUNDS)
                                    COMPENSATION              PAID TO DIRECTORS
  NAME OF PERSON, POSITION         FROM REGISTRANT         (NUMBER OF OTHER FUNDS)
-----------------------------      ---------------         -----------------------
Robert P. Bremner
Director                               $5,000                    $25,500 (26)
Joseph F. Castellano
Director                               $5,000                    $26,500 (26)
William J. Schneider Director          $5,000                    $26,500 (26)
Paul F. Nezi
Director                               $5,000                    $26,500 (26)

  As of October 8, 1996, to the knowledge of management, no person benefi-cially owned more than 5% of the Flagship Utility Income Fund's outstanding shares. All directors and officers as a group own less than 1% of the out-standing shares as of the above date. The Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

  As stated in the Utility Income Fund Prospectus, Flagship Financial Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as investment adviser (the "Manager") to the Utility Income Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

  See "About the Investment Manager" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obli-gations include: (i) assisting in supervising all aspects of the Utility In-come Fund's operations; (ii) providing the Utility Income Fund, at the Manag-er's expense, with the services of persons competent to perform such adminis-trative and clerical functions as are necessary in order to provide effective corporate administration of the Utility Income Fund; and (iii) providing the Utility Income Fund, at the Manager's expense, with adequate office space and related services. The Utility Income Fund paid $20,811; $6,194; and $0 to the Manager pursuant to its Advisory Agreement for the three fiscal years ended June 30, 1994; June 30, 1995; and June 30, 1996; respectively. The amounts paid for the fiscal years ended June 30, 1994; June 30, 1995; and June 30, 1996; do not include $158,722; $145,717; and $157,329 respectively, of the Manager's fee which was permanently waived by the Manager for that period. The Utility Income Fund's accounting records are maintained, at the Utility Income Fund's expense, by its Custodian, State Street Bank and Trust Company.

  The Advisory Agreement will terminate automatically upon assignment and its continuance must be approved annually by the Fund's Board of Directors or a majority of the Fund's outstanding voting shares and in either case, by a ma-jority of the Fund's independent directors. The Advisory Agreement is termina-ble at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Utility Income Fund.

  The Manager of the Utility Income Fund has agreed that in the event the op-erating expenses of the Utility Income Fund (including fees paid by the Util-ity Income Fund to the Manager and payments by the Utility Income Fund to the Distributor but excluding taxes, interest, brokerage and extraordinary ex-penses) for any fiscal year ending on a date on which the Advisory Agreement with the Utility Income Fund is in effect, exceed the expense limitations im-posed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Utility In-come Fund in the amount of such excess. As of the date of this Prospectus, un-der the most restrictive state regulations applicable, the Manager would be required to reimburse the Utility Income Fund such operating expenses exceed-ing 2 1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1 1/2% of the remaining average net assets. The Manager believes that such operating expenses will be less than such amounts.

  Securities held by the Utility Income Fund may also be held by, or be appro-priate investments for, other investment advisory clients of the Manager and its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Utility Income Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Utility Income Fund and such other clients in a manner deemed equita-ble to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an ad-verse effect on the price of such securities.

                                     TAXES

  References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is sup-plementary.

TAXATION OF THE FUND

  Each Portfolio of the Fund intends to qualify as a regulated investment com-pany ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross in-come from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other in-vestments held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securi-ties, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's as-sets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

  If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of its investment company taxable income (not in-cluding net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to Federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax (currently at a 34% rate) on any undistrib-uted income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordi-nary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such cal-endar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain; would designate to stockholders the undistributed capital gain; stockholders would include as long-term capital gain income such undis-tributed net capital gain; and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

TAX OBJECTIVE OF DIVIDEND POLICY FOR CORPORATE INVESTORS

  The Utility Income Fund's dividend procedures are designed to maximize the federal income tax advantage of the 70% dividends-received deduction to domes-tic corporate stockholders. If the Utility Income Fund did not declare divi-dends on a frequent basis, the net asset value would tend to rise during the period between dividends, due to income received on the investment portfolio and the gradual increase in market value shown by many preferred stocks or other securities as periodic dividend payment dates approach. Under this meth-od, any increase in net asset value would result in short- or long-term capi-tal gains rather than dividend income for stockholders who redeemed shares be-tween dividend payment dates. By averaging the anticipated income on a daily basis and declaring each day's anticipated income as a dividend, the Utility Income Fund seeks to maximize the portion of the Utility Income Fund's income and temporary unrealized appreciation that will qualify as dividend income. Although the Utility Income Fund and the Manager believe that the Utility In-come Fund will be able to achieve its tax objectives, there can be no assur-ances on this matter.

  Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described be-low under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends dis-tributed by the Fund may qualify for the dividends-received deduction.

  In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its invest-ment company taxable income and net capital gain, a portion of each distribu-tion will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital re-duce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

  For purposes of the alternative minimum tax imposed on corporations, alter-native minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative mini-mum taxable income. Accordingly, an investment in the Fund may cause a corpo-rate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS

  In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disre-garded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stock-holder will similarly satisfy the 46-day holding period on reinvested divi-dends declared with respect to such shares to the extent that such stockhold-er's total redemptions during any period do not exceed its total investment in such shares immediately prior to such period and are properly identified, as described below, as relating to such shares.

  In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

  The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stock-holders are urged to consult their tax advisers.

  A stockholder and the Fund may also be subject to the extraordinary dividend provision of the Code under which a stockholder's basis in stock can be re-duced if certain extraordinary dividends are received.

  Identification of Utility Income Fund Shares. The IRS has specific regula-tions governing the identification of shares to be redeemed by a stockholder that wishes to redeem some, but not all, of its shares. In effect, provided that any shares redeemed are properly identified, as described below, as shares which have been held for more than 45 days, these regulations permit a stockholder to make redemptions on a weekly or even daily basis without ad-versely affecting the availability of the dividends-received deduction to the extent that total redemptions by such stockholder during any period do not ex-ceed its total investment in such shares immediately prior to such period.

  The IRS's regulations permit a stockholder to identify specifically the shares to be redeemed, thereby enabling such stockholder to select for redemp-tion those shares having a tax basis and holding period considered to be most favorable by such stockholder. Alternatively, the regulations also permit a stockholder to elect to differentiate shares on the basis of long- and short-term holding periods and to designate from which category the redeemed shares are to be drawn. For tax basis purposes, the basis of all shares in a category will be averaged. In the absence of adequate identification under the rules, any shares redeemed, including classes of shares subject to a contingent de-ferred sales load, will be charged against the earliest lot(s) acquired for both holding period and tax basis purposes.

  Basis Adjustment for Extraordinary Dividends of Utility Income Fund. Under
section 1059 of the Code, a corporation which receives an "extraordinary divi-dend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraor-dinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the divi-dends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent of such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordi-nary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stocks).

  For this purpose, generally, all dividends received within any 85-day peri-od, and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends received within one year, must be aggregated for pur-poses of determining whether such dividends constitute extraordinary divi-dends. The holder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the holder established the fair market value to the satisfaction of the IRS). If the Fund receives any extraordinary dividends (as so defined) with respect to any stock and does not maintain the two-year holding period described above, its basis in such stock will be reduced, and it may recognize additional gain upon disposition of such stock. Similarly, if the dividends received by an investor constitute extraordinary dividends, the investor may be required to recognize additional gain upon redemption. See "Taxes--Capital Gain Dividends" and "Taxes-- Redemptions" in the Utility Income Fund Prospec-tus.

  Section 1059(f) of the Code generally provides that dividends on certain self-liquidating stock are treated as extraordinary dividends without regard to the period that the taxpayer has held such stock. In general, the stock that is subject to this provision is preferred stock which (i) when issued, has a dividend rate which declines (or can reasonably be expected to decline) in the future, (ii) has an issue price in excess of its liquidation rights or stated redemption price, or (iii) is otherwise structured to enable corporate stockholders to reduce tax through a combination of dividend received deduc-tion and loss on the disposition of the stock. Although it is arguable that the dividend rate on adjustable rate preferred stock can reasonably be ex-pected to decline in the future, the Fund does not believe that this provision was intended to cover stock which is not designed to produce both an increased dividends received deduction and a capital loss. The Fund does not intend to invest in stock paying dividends which are treated as extraordinary under this provision.

  In determining whether the two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deductions.

  In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable in-come and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

  Stockholders of a Portfolio will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local tax-es. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of such Portfolio. The price of the additional shares is determined as of the record date for the dividend payment.

  The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                      YIELD AND TOTAL RETURN CALCULATION

  In accordance with SEC regulations, the Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated (separately for each class of shares) in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30 day measurement period, is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year. The Utility Income Fund may quote a tax equivalent yield which reflects the rate a corpo-rate investor (assuming the availability of the 70% dividends-received deduc-tion for all daily dividends and a then appropriate and specified corporate tax rate) would have to earn on a taxable security in order to equal the same after-tax return.

  The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the per-centage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of divi-dends and capital gains distributions. A non-standardized quotation of total return for a particular class of shares will always be accompanied by the "av-erage annual total return" for such class. Average annual total return for any time period is calculated (separately for each class) by assuming an invest-ment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement peri-od, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value dur-ing the investment period is then expressed as an average annual total rate of return. The Utility Income Fund may also quote its current yield and total re-turn of each class on a tax equivalent basis assuming the availability of the 70% dividends-received deduction for all of its daily dividends and a then ap-propriate and specified corporate tax rate. The Utility Income Fund may also quote rankings, yields or returns as published by recognized statistical serv-ices or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Utility Funds" under "Equity Funds," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Per-sonal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Growth and Current Income"; or Morningstar, Inc.'s Mutual Fund Values under "Specialty-- Utilities."

  Current yield and total return of each class will vary from time to time de-pending on market conditions, the composition of the portfolio, operating ex-penses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the per-formance figures of the Utility Income Fund with those of other investment ve-hicles.

  Yield and Total Return Calculation as of June 30, 1996, for the Utility In-come Fund (there is no historical data for Class B or R Shares):

               CURRENT             AVERAGE ANNUAL TOTAL RETURN
               30 DAY              ----------------------------------------         INCEPTION
                YIELD              1 YEAR             SINCE INCEPTION                 DATE
               -------             ------             ---------------             -------------
Class A         5.82%              10.00%                 7.55%*                  Aug. 26, 1983
Class C         5.61%              13.15%                 5.86%                    July 6, 1993

--------
*  Since change in investment objective (July 1, 1992)

                                 DISTRIBUTIONS

  The Utility Income Fund anticipates making daily distributions. The antici-pated daily distributable income of the Utility Income Fund for a particular day will be equal to the "anticipated daily dividend and interest income" for the day, less the "anticipated daily expenses" for that day plus or minus any special adjustment for that day.

  As with all declarations of distributions by investment companies, the net asset value will be reduced by the amount of each daily dividend at the time of declaration.

ANTICIPATED DAILY DIVIDEND AND INTEREST INCOME

  In order to determine this component of anticipated daily distributable in-come, the Manager will first project the amount of the next anticipated divi-dend or interest payment (or accretion of discount in the case of discounted instruments) on each security and the date upon which such dividend or inter-est is scheduled to be paid and will then divide such amount by the number of days from the most recent dividend or interest payment date to the next antic-ipated payment date.

  The Manager will continually monitor each portfolio instrument held by the Utility Income Fund and will revise, as often as appropriate, its projections of the amount and timing of dividend and interest payments. In making any re-vision, the Manager will recalculate the anticipated daily dividend or inter-est income for the instrument and calculate the difference between the origi-nal and revised anticipated daily income figures. The Manager will then use the revised figure after temporarily adjusting it to account for the cumula-tive effect of such revision on the period prior to such revision. In making this temporary adjustment, the Manager will generally add or subtract such difference to or from the revised daily income figure for the particular in-strument for the same number of days as have already elapsed prior to such re-vision during the anticipated payment period. However, if the revised figure is less than 50% of the original figure, the Manager will make such adjustment over a longer period of time or, in extreme cases, will apply such adjustment to other portfolio securities in order to minimize the effect of any such re-vision.

  Special dividends, if any, will not be included in anticipated daily income until declared and will then be included ratably over the number of days re-maining from the time the Manager learns of such declaration to the end of the month following the month during which such dividend is paid (but in no event later than the end of the Utility Income Fund's taxable year).

  There is, of course, no assurance that dividends will be declared by the di-rectors of the companies in which the Utility Income Fund invests or that in-terest will be paid on the debt obligations held by the Utility Income Fund.

ANTICIPATED DAILY EXPENSES

  In order to determine this component of the anticipated daily distributable income, the Manager will first project the total amount of anticipated ex-penses in a proportionate amount for each class and will then divide such amount by the number of days during the year. The Manager will continually monitor the Utility Income Fund's expenses and will revise, as often as appro-priate, its projections of such expenses. In making any revision, the Manager will, in the same manner as described above under "Anticipated Daily Dividend and Interest Income," recalculate the anticipated daily expenses figure and the cumulative difference and will then spread the amount of such difference over the number of days remaining during the year.

SPECIAL ADJUSTMENTS

  Gains and losses on portfolio securities (both realized and unrealized) do not enter into the determination of anticipated daily distributable income even though such gains and losses affect the Utility Income Fund's net asset value and even though realized gains and losses affect the Utility Income Fund's book and taxable income. The Utility Income Fund does not include these gains and losses in the determination of anticipated daily distributable in-come because (i) it is the belief of the Utility Income Fund and the Manager that any component of gains and losses on the sale of securities that is at-tributable to the timing of dividend or interest payments on portfolio securi-ties is likely to be reflected in the anticipated dividend and interest income component of the daily dividend formula and (ii) the Utility Income Fund and the Manager do not expect that a significant portion of the Utility Income Fund's income will be short- or long-term capital gain or loss.

  The Manager will, however, continually monitor the Utility Income Fund's ag-gregate short- and long-term capital gain or loss and ordinary income after taking into account dividends declared with respect to anticipated dividend and interest income on portfolio securities sold prior to the Utility Income Fund being entitled to receive such income. If the Manager concludes that the Utility Income Fund is accumulating short-term capital gain or loss ordinary income in an amount which may be material, the Utility Income Fund reserves the right to adjust the daily dividend so as to more nearly accomplish the Utility Income Fund's objective of distributing as much as practicable of its investment company taxable income in the form of dividends. Any such adjust-ments will be made over the course of such period of not less than 60 days as the Utility Income Fund shall determine (but in no event ending later than the last day of the Utility Income Fund's taxable year).

                                  DISTRIBUTOR

  As stated in the Prospectus, Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement originally dated December 18, 1984 for the Flagship Utility Income Fund. Fol-lowing stockholder approval of multiple classes of shares and consequent changes to the Distribution Plan, revised Distribution Agreements were exe-cuted on September 2, 1992, for the Utility Income Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. Each Distribution Agree-ment must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Utility Income Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Utility Income Fund.

  Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such ex-penditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following ac-tivities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, period-ic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment manager and its personnel of any of them for providing services to stockholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to stockholder ac-counts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and stockholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bo-nuses, reporting and recordkeeping and third party consultancy or similar ex-penses relating to any activity for which payment is authorized by the direc-tors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

  The maximum amount payable by the Fund under the Plan and related agreements with respect to Class A Shares is .40% of each Portfolio's average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class B Shares. For Class C Shares, the maxi-mum amount payable annually is .95% of such Portfolio's average daily net as-sets attributable to such Class C Shares. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Dis-tributor or the Fund, the maximum amount payable to any recipient is .001096% per day (.40% on an annualized basis) of the proportion of daily net assets of the Portfolio attributable to Class A Shares represented by such person's cus-tomers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Port-folio's attributable to Class C Shares represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by a Portfolio will be borne by such persons without any reimbursement from such Portfolio.

  As detailed in the chart below, under its Plan and related agreements, the Flagship Utility Income Fund paid the amounts shown. Amounts permanently waived by the Distributor for the same periods are also shown. There is no historical data for Class B Shares.

 FISCAL YEAR                 AMOUNT PAID                              AMOUNT PERMANENTLY
ENDED JUNE 30               TO DISTRIBUTOR                           WAIVED BY DISTRIBUTOR
-------------               --------------                           ---------------------
Class A
 1993                          $ 53,599                                     $10,139
 1994                           128,548                                          --
 1995                           101,226                                          --
 1996                            92,234                                       9,861
Class C
 1994                            32,610                                       3,378
 1995                            48,312                                          --
 1996                            53,871                                       2,578

These amounts are summarized below as to purpose:

 FISCAL YEAR    COMPENSATION   SALARIES &   ADVERTISING &
ENDED JUNE 30    TO BROKERS     BENEFITS     PROMOTIONS     OVERHEAD    TOTAL
-------------   ------------   ----------   -------------   --------   -------
Class A
 1993              36,042        17,557            --          --       53,599
 1994              75,919            --        52,629          --      128,548
 1995              60,804            --        40,422          --      101,226
 1996              60,116        23,120         8,998          --       92,234
Class C
 1994              32,610            --            --          --       32,610
 1995              37,018         5,929         4,566         799       48,312
 1996              50,580         3,291            --          --       53,871

  The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been renewed with respect to the Utility Income Fund, by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indi-rect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be ap-proved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstand-ing shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

  In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the di-rectors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quar-terly to the Board of Directors for their review.

  Also in its capacity as national wholesale underwriter for shares of the Fund, the Distributor received commissions on sales of the Fund's Class A and Class C Shares offered on a continuous basis for the years ended June 30, 1993, 1994, 1995 and 1996, as follows (no commissions were received in prior years; there is no historical data for Class B or R Shares):

       FISCAL YEAR                     AGGREGATE                              RETAINED BY
      ENDED JUNE 30                     AMOUNT                                DISTRIBUTOR
      -------------               -------------------                         -----------
      Class A
       1993                           $1,009,000                                $46,000
       1994                              297,500                                 37,300
       1995                               84,100                                 10,200
       1996                              100,800                                 12,600
                                  CONTINGENT DEFERRED
                                      SALES LOAD
                                  -------------------
      Class C
       1994                           $    2,600
       1995                                4,100
       1996                                1,200

                         CUSTODIAN AND TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachu-setts 02106, is the custodian, transfer agent and dividend disbursing agent for the Utility Income Fund. It also maintains the accounting records, deter-mines the net asset value and performs other stockholder services for the Utility Income Fund.

                                   AUDITORS

  Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the Fund.

                            PORTFOLIO TRANSACTIONS

  Subject to policy established by the Fund's Board of Directors, the Manager is primarily responsible for the Utility Income Fund's investment decisions and the placing of securities orders. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Portfolio will not necessar-ily always be paying the lowest price or commission available. The Manager does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental invest-ment research to the Fund or the Manager may receive orders for transactions by the Fund. In addition, the Manager may direct brokerage to brokers or deal-ers because of research services provided. Such information may be used by other clients of the Manager and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All re-search shall be paid for in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Manager. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1996, the Utility Income Fund paid $62,962 in brokerage commissions. The pre-ferred stock and other equity securities in which the Utility Income Fund may invest are traded primarily on the national securities exchanges and in the over-the-counter market. Money market securities, bonds and debentures, in which the Manager may invest a portion of the Portfolio's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securi-ties, the Manager will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

  The Manager is able to fulfill its obligations to furnish a continuous in-vestment program to the Portfolio without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated, and does not reduce normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Manager's expenses could be mate-rially increased if it attempted to purchase this type of information or gen-erate it through its own staff.

  One or more of the other accounts which the Manager manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; howev-er, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to pur-chase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager in its discretion in accordance with the accounts' vari-ous investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Manager's organization, outweighs any disadvan-tages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

  The various manners in which the shares of the Utility Income Fund are of-fered to the public or may be redeemed, and the method of calculation by the Utility Income Fund of net asset value per share (which is the offering price of the shares plus a sales charge that varies with the amount purchased) are described in the Utility Income Fund's Prospectus.

  Under "Group Purchases," shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

                           SERVICEMARK AND TRADEMARK

  Flagship Financial has obtained federal registration of the Fund's servicemark. In addition, Flagship Financial was granted a federal registered trademark for its use of "Plain Vanilla"(R) in the investment and mutual fund area.

                               OTHER INFORMATION

  The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

  Statements contained in the Prospectus or in the Statement of Additional In-formation as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such ref-erence.